SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

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☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

GOLDEN STAR RESOURCES LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person Filing Proxy Statement)

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NOTICE OF MEETING

- and -

MANAGEMENT INFORMATION CIRCULAR

FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF
COMMON SHAREHOLDERS OF

GOLDEN STAR RESOURCES LTD.

THIS NOTICE AND MANAGEMENT INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF GOLDEN STAR RESOURCES LTD. OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL AND SPECIAL MEETING OF ALL COMMON SHAREHOLDERS.

TO BE HELD AT:

Toronto Stock Exchange
Broadcast and Conference Centre
Gallery Facility
2130 King Street West
Toronto, Ontario, CANADA M5J 1E3

On Thursday, May 20, 2004
at 2:00 p.m. (Toronto Time)

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING
OF SHAREHOLDERS OF
GOLDEN STAR RESOURCES LTD.
Littleton, Colorado

NOTICE IS HEREBY GIVEN that the Annual General and Special Meeting of Shareholders of Golden Star Resources Ltd. (the “Company”) will be held at 2:00 p.m. (Toronto time) on Thursday, May 20, 2004, in the Gallery Facility, at the Toronto Stock Exchange Broadcast and Conference Centre, 2130 King Street West, Toronto, Ontario, Canada M5J 1E3 for the following purposes:

1.	to receive the report of the directors to the shareholders and the consolidated financial statements of the Company, together with the auditors’ report thereon, for the fiscal year ended December 31, 2003;

2.	to elect directors until the next annual general meeting;

3.	to ratify, confirm and approve the adoption of the 2004 Shareholder Protection Rights Plan;

4.	to consider and if thought fit, to pass a resolution in the form set out in the Management Information Circular accompanying this Notice of Meeting approving amendments to the Company’s Amended and Restated 1997 Stock Option Plan;

5.	to appoint auditors to hold office until the next annual general meeting at a remuneration to be fixed by the directors; and

6.	to transact such other business as may properly come before the meeting or any adjournment of it.

The Board of Directors has fixed the close of business on April 7, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment thereof. Accompanying this Notice of Meeting are (i) a proxy statement and management information circular, (ii) a form of proxy, and (iii) a reply card for use by shareholders who wish to receive the Company’s interim financial statements. The Company’s 2003 Annual Report containing the audited comparative financial statements of the Company as at and for the year ended December 31, 2003 and the related management’s discussion and analysis thereon also accompany this Notice of Meeting.

If you are a registered shareholder of the Company and do not expect to attend the meeting in person, please promptly complete and sign the enclosed proxy form and return it in the self-addressed envelope for receipt by 2:00 p.m. (Toronto time) on Tuesday, May 18, 2004. If you receive more than one proxy form because you own shares registered in different names or addresses, each proxy form should be completed and returned.

If you are a non-registered shareholder of the Company and receive these materials through your broker or another intermediary, please complete and sign the materials in accordance with the instructions provided to you by such broker or other intermediary.

Dated at Littleton, Colorado, this 20th day of April, 2004.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Allan J. Marter
Senior Vice President, Chief Financial Officer and Secretary

GOLDEN STAR RESOURCES LTD.
10901 West Toller Drive, Suite 300
Littleton, Colorado, USA 80127-6312

MANAGEMENT INFORMATION CIRCULAR

FOR THE ANNUAL GENERAL AND SPECIAL MEETING
OF COMMON SHAREHOLDERS

MAY 20, 2004

ALL AMOUNTS OF MONEY WHICH ARE REFERRED TO IN THIS MANAGEMENT INFORMATION CIRCULAR ARE EXPRESSED IN LAWFUL MONEY OF THE UNITED STATES UNLESS OTHERWISE SPECIFIED.

NOTE: Shareholders who do not hold their common shares in their own name, as registered shareholders, should read “Advice to Beneficial Shareholders” within for an explanation of their rights.

The information in this management information circular is as of April 7, 2004 unless otherwise indicated.

SOLICITATION OF PROXIES

THIS MANAGEMENT INFORMATION CIRCULAR IS PROVIDED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF GOLDEN STAR RESOURCES LTD. (the “Company”) for the annual general and special meeting of the shareholders of the Company (the “Meeting”) to be held on Thursday, May 20, 2004, at 2:00 p.m. (Toronto time) in the Toronto Stock Exchange Broadcast and Conference Centre, Gallery Facility, 2130 King Street West, Toronto, Ontario, Canada M5J 1E3 or at any adjournment thereof for the purposes set forth in the accompanying Notice of Meeting. This Management Information Circular and the accompanying proxy are expected to be sent to the shareholders on or about April 23, 2004.

Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone, telegraph or personal interview by regular employees of the Company, at a nominal cost. In accordance with the applicable laws, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares held of record by such persons and the Company may reimburse such persons for reasonable fees and disbursements incurred by them in doing so. The costs thereof will be borne by the Company.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed Instrument of Proxy, Peter J. Bradford, President and Chief Executive Officer, of Littleton, Colorado, or failing him, Allan J. Marter, Senior Vice President, Chief Financial Officer and Secretary, of Littleton, Colorado, have been selected by the directors of the Company and have indicated their willingness to represent as proxy the shareholder who appoints them. A SHAREHOLDER HAS THE RIGHT TO DESIGNATE A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN PETER J. BRADFORD OR ALLAN J. MARTER, BEING THE MANAGEMENT DESIGNEES, TO REPRESENT HIM OR HER AT THE MEETING. Such right may be exercised by inserting in the space provided for that purpose on the Instrument of Proxy the name of the person to be designated and deleting therefrom the names of the management designees, or by completing another proper form of proxy. Such shareholder should notify the nominee of the appointment, obtain a consent to act as proxy and provide instructions on how the shareholder’s common shares are to be voted. In any case, the form of proxy should be dated and executed by the shareholder or an attorney authorized in writing, with proof of such authorization attached where an attorney executed the proxy form.

A form of proxy will not be valid for the Meeting or any adjournment thereof unless it is completed and delivered to Attention: Proxy Department, CIBC Mellon Trust Company, #6, 200 Queens Quay East, Toronto, Ontario, Canada M5A 4K9, at least forty-eight (48) hours prior to the Meeting or any adjournment thereof. Late proxies may be accepted or rejected at any time prior to the commencement time of the Meeting by the Chairman of the Meeting in his discretion and the Chairman is under no obligation to accept or reject any particular late proxy.

In addition to revocation in any other manner permitted by law, a shareholder who has given a proxy may revoke it, any time before it is exercised, by instrument in writing executed by the shareholder or by his attorney authorized in writing and deposited either at the registered office of the Company, being Suite 1900, 885 West Georgia Street Vancouver, British Columbia, Canada V6C 3H4, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, before any votes in respect of which the proxy is to be used shall have been taken. In addition, a proxy may be revoked by the shareholder personally attending at the meeting, registering with the scrutineers and voting his common shares.

ADVICE TO BENEFICIAL SHAREHOLDERS

The information set forth in this section is of significant importance to many shareholders of the Company as a substantial number of shareholders do not hold their common shares (“Common Shares”) of the Company in their own names. Shareholders of the Company who do not hold their Common Shares in their own names (referred to herein as “Beneficial Shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of Common Shares can be recognized and acted upon at the Meeting. If Common Shares are listed in an account statement provided to a shareholder by a broker, then, in almost all cases, those shares will not be registered in the shareholder’s name on the records of the Company. Such shares will more likely be registered under the name of the shareholder’s broker or an agent of that broker. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for The Canadian Depositary for Securities, which acts as nominee for many Canadian brokerage firms). Common Shares of the Company held by brokers or their agents or nominees may in certain instances be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder. Without specific instructions, a broker and its agents and nominees are prohibited from voting shares for the broker’s clients. Therefore, Beneficial Shareholders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person.

Applicable regulatory rules require intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their Common Shares are voted at the Meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker (or the agent of the broker) is identical to the form of proxy provided to registered shareholders. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication (“ADP”) formerly Independent Investor Communications Corporation. ADP typically applies a special sticker to the proxy forms, mails those forms to the Beneficial Shareholders and asks Beneficial Shareholders to return the proxy forms to ADP. ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the meeting. A Beneficial Shareholder receiving a proxy with an ADP sticker on it cannot use that proxy to vote Common Shares directly at the Meeting – the proxy must be returned to ADP well in advance of the Meeting in order to have the Common Shares voted.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting Common Shares of the Company registered in the name of his broker (or an agent of the broker), a Beneficial Shareholder may attend at the Meeting as proxyholder for the registered shareholder and vote such common shares in that capacity. Beneficial Shareholders who wish to attend the Meeting and indirectly vote their common shares as proxyholder for the registered shareholder should enter their own names in the blank space on the Instrument of Proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

All references to shareholders in this Management Information Circular and the accompanying Instrument of Proxy and Notice of Meeting are to shareholders of record unless specifically stated otherwise. Where documents are stated to be available for review or inspection, such items will be shown upon request to registered shareholders who produce proof of their identity.

VOTING OF PROXIES

The persons named in the enclosed Instrument of Proxy are directors and/or officers of the Company who have indicated their willingness to represent as proxy the shareholders who appoint them. Each shareholder may instruct his proxy how to vote his Common Shares by completing the blanks on the Instrument of Proxy.

All Common Shares represented at the meeting by properly executed proxies will be voted (including the voting on any ballot), and where a choice with respect to any matter to be acted upon has been specified in the Instrument of Proxy, the Common Shares represented by the proxy will be voted in accordance with such specification. IN THE ABSENCE OF ANY SUCH SPECIFICATION, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, WILL VOTE IN FAVOUR OF THE MATTERS SET OUT THEREIN.

The enclosed Instrument of Proxy confers discretionary authority upon the management designees, or other persons named as proxy, with respect to amendments to or variations of matters identified in the notice of meeting and any other matters which may properly come before the Meeting. As of the date hereof, the Company is not aware of any amendments to, variations of or other matters which may come before the Meeting. In the event that other matters come before the Meeting, then the management designees intend to vote in accordance with the judgment of the management of the Company.

VOTING SHARES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The Company has authorized capital consisting of an unlimited number of Common Shares and an unlimited number of first preferred shares (the “First Preferred Shares”). As of April 7, 2004, 134,123,978 Common Shares and no First Preferred Shares were issued and outstanding.

The board of directors of the Company (the “Board”) has fixed April 7, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Each Common Share outstanding on the record date carries the right to one vote. The Company has caused to be prepared a list of the holders of its Common Shares on such record date. Each shareholder named in the list will be entitled to one vote at the Meeting for each Common Share shown opposite such shareholder’s name except to the extent that (a) such shareholder has transferred the ownership of such Common Share after the date on which the list was prepared and (b) the transferee of such Common Share produces a properly endorsed share certificate or otherwise establishes that the transferee owns such Common Share and demands not later than ten days before the Meeting that the transferee’s name be included in the list in which case the transferee will be entitled to vote such Common Share at the Meeting. A complete list of the shareholders entitled to vote at the Meeting will be open to examination by any shareholder for any purpose germane to the Meeting, during ordinary business hours for a period of ten days prior to the Meeting, at the office of CIBC Mellon Trust Company at 1600, 1066 West Hastings Street, Vancouver, British Columbia, Canada V6E 3X1.

Under the Company’s Bylaws, the quorum for the transaction of business at the Meeting consists of two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder or representative for a shareholder so entitled.

The following table shows the number of Common Shares beneficially owned, as of April 7, 2004, by each person known to the Company or its directors or executive officers to be the beneficial owner of more than 5% of its outstanding Common Shares, by each director and director nominees of the Company, by each executive officer named in the table titled “Summary Compensation Table” and by all directors, director nominees and executive officers of the Company as a group. All information is taken from or based upon ownership filings made by such persons with the U.S. Securities and Exchange Commission (“SEC”) or upon information provided by such persons to us. Unless otherwise noted, we believe that each person shown below has sole investment and voting power over the Common Shares owned.

	Number of Common		Percent of Common
Name and Address	Shares Beneficially		Shares Beneficially
of Beneficial Owner **	Owned (1)		Owned
David K. Fagin	856,805	(2)	*
James E. Askew	480,000	(3)	*
Peter J. Bradford	1,420,490	(4)	1.05%
Douglas A. Jones	150,000	(5)	*
Allan J. Marter	405,667	(6)	*
Richard Q. Gray	457,333	(7)	*
Robert R. Stone	45,000	(8)	*
Ian MacGregor	180,000	(9)	*
Lars-Eric Johansson	0		*
Michael P. Martineau	0		0
Directors and Executive Officers as a group (11 persons)	4,016,545	(10)	2.91%

Notes:

*	Indicates less than one percent.

**	The addresses of these persons, unless otherwise noted, is c/o Golden Star Resources Ltd., 10901 West Toller Drive, Suite 300, Littleton, Colorado, USA 80127-6312.

(1)	Amounts shown include Common Shares issuable pursuant to options or warrants within the next 60 days.

(2)	Includes 351,000 Common Shares subject to stock options.

(3)	Includes 380,000 Common Shares subject to stock options.

(4)	Includes 1,012,667 Common Shares subject to stock options and 20,000 Common Shares subject to warrants.

(5)	Includes 150,000 Common Shares subject to stock options.

(6)	Includes 375,667 Common Shares subject to stock options and 5,500 Common Shares subject to warrants.

(7)	Includes 404,333 Common Shares subject to stock options and 10,000 Common Shares subject to warrants.

(8)	Includes 40,000 Common Shares subject to stock options.

(9)	Includes 160,000 Common Shares subject to stock options.

(10)	Includes 2,887,667 Common Shares subject to stock options and 35,500 Common Shares subject to warrants.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

A. Compensation of Directors

1. Cash

During the year ended December 31, 2003, the Company paid a total of $215,500 to its non-employee directors. This amount consisted of the following annual fees:

•	$60,000 to the Chairman;

•	$20,000 to the non-employee directors (excluding the Chairman);

•	$10,000 to the Chairman of the Audit Committee;

•	$10,000 to the Chairman of the Nominating and Corporate Governance Committee; and

•	$5,000 to the Chairman of the Compensation Committee.

For 2003, the Company also paid the following fees to non-employee directors for attending a meeting as follows:

•	$1,000 for attending a Board meeting; and

•	$750 for attending a committee meeting.

Directors are also reimbursed for transportation and other out-of-pocket expenses reasonably incurred for attendance at Board and committee meetings and in connection with the performance of their duties as directors.

2. Stock Options

The Company’s Amended and Restated 1997 Stock Option Plan (the “Plan”) provides for discretionary grants of stock options to directors. Such grants may be made upon a director’s appointment or from time to time thereafter.

During the financial year ended December 31, 2003, the Company granted to its non-employee directors options to purchase a total of 160,000 Common Shares at exercise prices of Cdn$3.14. The options vested immediately and have a ten-year term. A total of 138,400 options were exercised by non-employee directors in 2003.

The Company has occasionally granted, as additional compensation to its non-employee directors, options to purchase Class B shares of Guyanor Ressources S.A. (“Guyanor”), a 73% owned subsidiary of the Company traded on the Nouveau Marché and the Toronto Stock Exchange (“TSX”), from the Class B shares that the Company owns. The term of each option is ten years, and the options vest immediately. During the fiscal year ended December 31, 2003, the Company did not grant non-employee directors any options to purchase Class B shares of Guyanor.

B. Executive Officers and Compensation of Officers

1. Executive Officers

As of April 7, 2004, the executive officers of the Company, their ages and their business experience and principal occupation during the past five years were as follows:

Name	Age	Office and Experience	Officer Since
PETER J. BRADFORD	45	President and Chief Executive Officer since November 1999 and a member of the Board since August 2000; director of Anvil Mining N.L. since September 1998; Managing Director of Anvil Mining from May 1998 to October 1999.	1999

RICHARD Q. GRAY	45	Senior Vice President since May 2002 (prior to May 2002 Vice President), Chief Operating Officer since June 2001, Vice President, Ghana since January 2000, Managing Director of Wexford Goldfields Limited since October 2002 and Managing Director of Bogoso Gold Limited since November 1999; General Manager of Bogoso Gold Mine from March 1998 to October 1999.	2000

ALLAN J. MARTER	56	Senior Vice President since May 2002 (prior to May 2002 Vice President), Chief Financial Officer since November 1999, and Secretary of the Company since June 2001; principal of Waiata Resources, Littleton (mining financial advisory services) from 1996 to 1999.	1999

DOUGLAS A. JONES	49	Vice President, Exploration since March 2003; consultant from December 2002 to February 2003; Chief Geologist of AurionGold Ltd. (formerly Delta Gold Ltd.) from August 1998 through November 2002.	2003

BRUCE HIGSON-SMITH	43	Vice President, Corporate Development since September 2003; independent consultant from October 2002 to September 2003; Vice President and Investment Manager with Resource Capital Funds from September 1998 to October 2002.	2003

2. Summary Compensation

The following table sets forth the compensation received during each of the Company’s last three fiscal years by the Chief Executive Officer of the Company and by the Company’s other executive officers whose salaries and bonuses exceed $100,000 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation Awards
					Securities	Securities
					Underlying	Underlying
					Company	Guyanor	All Other
Name and Principal		Salary	Bonus		Options	Options	Compensation
Position	Year	($)	($)		(#)	(#)	($)
Peter J. Bradford	2003	250,000	200,000		109,000	0	3,814	(4)
President and Chief	2002	175,050	109,000	(1)	90,000	0	3,215	(4)
Executive Officer	2001	175,000	65,716		250,000	75,000	1,697	(4)
Allan J. Marter	2003	162,000	82,000		49,000	0	6,237	(5)
Senior Vice President,	2002	135,000	49,000	(2)	43,000	0	5,154	(5)
Chief Financial Officer	2001	133,450	31,009		75,000	50,000	4,823	(5)
and Secretary
Richard Q. Gray	2003	150,000	60,000		38,000	0	2,512	(4)
Senior Vice President and	2002	150,000	38,000	(3)	29,000	0	1,539	(4)
Chief Operating Officer	2001	150,000	21,094		200,000	0	1,650	(4)
Douglas A. Jones(6)	2003	113,750	32,000		225,000	0	2,512
Vice President, Exploration

Notes:

(1)	2002 bonus includes 17,000 Common Shares valued at $35,020; the value of the Common Shares was calculated using the closing price on the American Stock Exchange of the Common Shares ($2.06) on the date of the grant.

(2)	2002 bonus includes 8,000 Common Shares valued at $16,480; the value of the Common Shares was calculated using the closing price on the American Stock Exchange of the Common Shares ($2.06) on the date of the grant.

(3)	2002 bonus includes 8,000 Common Shares valued at $16,480; the value of the Common Shares was calculated using the closing price on the American Stock Exchange of the Common Shares ($2.06) on the date of the grant.

(4)	This amount represents premiums paid for life insurance for the benefit of this executive.

(5)	This amount includes $4,860 in 2003 and $4,050 in 2002 and 2001 for contribution to this executive’s 401(k) Plan and $1,377 in 2003, $1,104 in 2002 and $773 in 2001 for premiums paid for life insurance for the benefit of this executive.

(6)	Dr. Jones was appointed Vice President, Exploration in March 2003. Thus his compensation is only for that portion of the year 2003 from March.

3. Stock Option Plan

The Company’s Amended and Restated 1997 Stock Option Plan (referred to herein as the “Plan”) provides to certain key employees, consultants and directors of the Company and its subsidiaries an incentive to maintain and to enhance the long-term performance of the Company through the acquisition of Common Shares pursuant to the exercise of stock options. The Plan provides for discretionary option grants to employees, consultants and directors (including non-employee directors).

The Plan is currently administered by the Compensation Committee, except with respect to grants to non-employee directors which are administered by the Board. The Compensation Committee has the authority, subject to the terms of the Plan, to determine when and to whom to make grants under the Plan, the number of shares to be covered by the grants, the terms of options granted and the exercise price of options, and to prescribe, amend and rescind rules and regulations relating to the Plan. Options granted under the Plan are exercisable over a period determined by the Board, but not to exceed ten years from the date of grant, and the exercise price of an option may not be less than the closing price of the Common Shares on the stock exchange on which the Common Shares principally trade, on the day immediately preceding the date of grant. In addition, such options may be subject to vesting conditions established by the Board and provided in the option agreement evidencing the grant of such option.

Subject to certain other limitations, the maximum number of Common Shares authorized for issuance under the Plan is 9,000,000. As at April 7, 2004 out of the total of 9,000,000 Common Shares reserved for issuance under the Plan, 1,441,167 remain available for grant. The Board believes additional shares will be needed under the Plan to provide appropriate incentives to key employees and others. Accordingly, on April 8, 2004 the Board approved an amendment to the Plan, subject to shareholder approval, to reserve an additional 6,000,000 shares under the Plan, thereby increasing the total number of shares reserved for issuance under the Plan from 9,000,000 to 15,000,000 shares. The other provisions of the Plan remain substantially unchanged. The proposed amendment to the Plan, along with a summary description of the Plan, is described in “Particulars of Matters to be Acted Upon – Approval of Amendment to the Company’s Amended and Restated 1997 Stock Option Plan”.

i) Stock Option Grants

The following table sets forth the options granted to the Named Executive Officers during the last fiscal year.

OPTION GRANTS IN LAST FISCAL YEAR
(all $ amounts in Canadian dollars)

					Potential Realizable
					Value
					at Assumed Annual
					Rates of Stock Price
					Appreciation for
	Individual Grants				Option Term(1)
	Number of	% of Total
	Securities	Options
	Underlying	Granted to	Exercise or
	Options	Employees in	Base Price	Expiration	5%	10%
Name	Granted (#)	Fiscal Year	(Cdn$/Sh)	Date	(Cdn$)	(Cdn$)
Peter J. Bradford	109,000	4.6	3.14	01/30/13	215,200	545,500
Allan J. Marter	49,000	2.1	3.14	01/30/13	96,800	245,200
Richard Q. Gray	38,000	1.6	3.14	01/30/13	75,000	190,200
Douglas A. Jones	225,000	9.6	2.39	03/21/13	338,200	857,000

Notes:

(1)	In accordance with the rules of the SEC, these amounts are the hypothetical gains or “option spreads” that would exist for the respective options based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

(2)	All options are granted with an exercise price equal to the market price of the Common Shares on the date of the grant. All options vest one-third on grant, and one-third on the second and third anniversary dates of granting.

(3)	On April 7, 2004 the closing price of the Common Shares on the TSX was Cdn$9.08.

ii) Stock Option Exercises and Year-End Option Values

The following table sets forth information concerning the fiscal year-end value of unexercised options of the Company and Guyanor held by the Named Executive Officers. There were no exercises of stock options to purchase Common Shares or Class B shares of Guyanor during the fiscal year ended December 31, 2003 by the Named Executive Officers.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES
(all $ amounts in Canadian dollars)

		Common				Value of Unexercised
		Shares		Number of Securities		In-the-Money Options at
		Acquired		Underlying Unexercised		Fiscal Year End
		on	Value	Options at Fiscal Year End		(Cdn$)(1)
	Granted	Exercise	Realized
NAME	By	(#)	(Cdn$)	Exercisable	Unexercisable	Exercisable	Unexercisable
Peter J. Bradford	Company	0	N/A	946,333	102,667	7,331,100	667,200
	Guyanor	0	N/A	75,000	0	1,500	0
Allan J. Marter	Company	0	N/A	345,000	47,000	2,638,400	306,600
	Guyanor	0	N/A	50,000	0	1,000	0
Richard Q. Gray	Company	0	N/A	382,000	35,000	2,977,200	226,300
	Guyanor	0	N/A	0	0	0	0
Douglas A. Jones	Company	0	N/A	75,000	150,000	500,200	1,000,500
	Guyanor	0	N/A	0	0	0	0

Note:

(1)	For all unexercised options held as of December 31, 2003, the aggregate dollar value provided is the excess of the market value of the shares underlying those options over the exercise price of those options. On December 31, 2003, the closing price of the Common Shares was Cdn$9.06 on the TSX and the closing price of the Guyanor Class B shares was Cdn$0.27 on the TSX. On April 7, 2004, the closing price of the Common Shares was Cdn$9.08 on the TSX and the closing sale price of the Guyanor Class B shares was Cdn$0.30 on the TSX.

4. Bonus Plans

The Company has an Employees’ Stock Bonus Plan (the “Stock Bonus Plan”) for any full-time or part-time employee (whether or not a director) of the Company or any of its subsidiaries who has rendered meritorious services that contributed to the success of the Company or any of its subsidiaries. Up to 900,000 Common Shares are authorized for issuance under the Stock Bonus Plan. The Stock Bonus Plan is currently administered by the Compensation Committee and provides for grants of bonus Common Shares on terms that the Compensation Committee may determine, within the limitations of the Stock Bonus Plan and subject to the rules of applicable regulatory authorities. In addition, in any calendar year such grants are limited to 1% of the total number of Common Shares which were issued and outstanding at the end of the preceding fiscal year (with no more than 0.5% being issuable to insiders of the Company).

A total of 445,820 Common Shares have been issued under the Stock Bonus Plan to April 7, 2004 including 57,200 Common Shares in 2003. In 2003, Messrs. Bradford, Marter and Gray received 17,000, 8,000 and 8,000 Common Shares, respectively, under the Stock Bonus Plan for performance in 2002. Dr. Jones, who joined the Company in 2003, received no Common Shares.

In 2001, the Company adopted an Executive Management Performance Bonus Plan (the “Executive Bonus Plan”) under which the Company’s executive officers and certain other management personnel are eligible for bonuses, including bonuses under the Stock Bonus Plan and cash bonus awards. Bonuses are awarded under the Executive Bonus Plan at the discretion of the Company’s Board, based on the Board’s evaluation of the performance of both the Company and the participant measured against performance objectives established each year.

SECURITIES UNDER COMPENSATION PLANS TABLE
As of December 31, 2003

			(c)
			Number of Securities
	(a)	(b)	Remaining Available for
	Number of Securities to	Weighted Average	Future Issuance Under
	be Issued upon	Exercise Price of	Equity Compensation
	Conversion of	Outstanding Options,	Plans (Excluding
	Outstanding Options,	Warrants and Rights	Securities reflected in
Plan Category	Warrants and Rights	(Cdn$)	Column (a))
Equity Compensation Plans Approved by Security holders	5,241,322	$2.41	1,895,329 (1)
Equity Compensation Plans Not Approved by Security holders	665,500 (2)	$2.58	0

Total	5,906,822	$2.43	1,895,347

Notes:

(1)	Represents Common Shares issuable under the Amended and Restated 1997 Stock Option Plan and the Employees’ Stock Bonus Plan.

(2)	Represents warrants issued to compensate brokers under financing arrangements.

See Note 16 to the Company’s financial statements as contained in the December 31, 2003 Form 10-K for a description of the 1997 Stock Option Plan and the Employees’ Stock Bonus Plan.

5. Employment, Change of Control Agreements and Other Agreements

All the Named Executive Officers currently employed by the Company have agreements with the Company in respect of their employment with the Company. The base salary amounts payable under these employment agreements are reviewed annually by the Compensation Committee.

The employment agreement with Mr. Bradford is for an indefinite term and may be terminated by the Company without cause provided that the Company pays in cash to Mr. Bradford in a lump sum at the time of termination six months of salary and benefits plus one additional month of salary and benefits for each additional full month worked for the Company up to a maximum of 24 months of salary and benefits.

If Mr. Bradford’s employment is terminated as a result of a change in control of the Company, the Company shall pay in cash to Mr. Bradford in a lump sum at the time of termination a sum equal to 24 months of salary and benefits. A change in control includes: (i) the acquisition by any person of a sufficient number of the outstanding voting securities of the Company to materially affect the control of the Company; (ii) a majority of the Board of the Company shall be individuals who are not nominated by the Board of the Company; (iii) the Company is merged or consolidated with any person (and the Company is not the surviving corporation); (iv) all or substantially all of the assets of the Company are acquired by another person; or (v) Mr. Bradford’s office, station or duties are materially reduced or adversely changed as a result of the occurrence of one of the events mentioned above in this paragraph in (i), (ii), (iii) and (iv).

In the case of Mr. Marter, his employment can be terminated by the Company upon a three-month written notice or, at the Company’s option, by paying in cash to Mr. Marter a lump sum equivalent to three months of salary. The employment of Mr. Marter can also be terminated as a result of a change in control (as defined above) by paying him a lump sum equal to three months of salary plus one additional month of salary for each additional full year worked for the Company up to a maximum of 12 months.

Mr. Gray is employed by the Company’s subsidiary, Bogoso Gold Limited (“BGL”). Mr. Gray’s employment can be terminated by the Company upon a three-month written notice or, at the Company’s option, by paying in cash to Mr. Gray a lump sum equivalent to three months of salary. The employment of Mr. Gray can also be terminated as a result of a change in control (as defined above) by paying him a lump sum equal to three months of salary plus one additional month of salary for each additional full year worked for the Company up to a maximum of 12 months.

On March 21, 2003 the Company entered into an employment agreement with Dr. Douglas A. Jones. The agreement provides for an annual salary of $130,000 and the initial grant of 225,000 options to acquire shares of the Company at a price equal to the closing price of the shares on the TSX on the business day immediately preceding the grant of the options and that vest one-third on grant, and one-third on the second and third anniversary dates of granting. The agreement is on a year to year basis unless either party gives prior written notice to the other of its election to terminate the agreement or subject to the following provisions: the agreement provides that in the event of termination without cause, Dr. Jones is entitled to the payment of a lump sum equal to three months salary; upon termination resulting from a change of control, he is entitled to a lump sum equal to three months salary plus one additional month of salary for each additional full year worked for the Company up to a maximum of 12 months.

C. Compensation Committee Report on Executive Compensation

The members of the Compensation Committee are Messrs. James E. Askew (Chairman) and Robert R. Stone.

The mandate of the Compensation Committee includes approving compensation arrangements for all executive officers of the Company and its controlled subsidiaries (subject to the approval of the board of directors of the subsidiaries, if required). Cash and benefits compensation is provided for in agreements that have been negotiated and entered into with the Chief Executive Officer and the Vice-Presidents of the Company as described above. At the time such agreements were entered into, the Compensation Committee considered the compensation levels for such positions to be comparable to those of other public junior to mid-size gold producing companies. Subsequent adjustments have reflected, among other things, merit, cost of living and special living conditions. Executive salaries are reviewed on a yearly basis and are set for individual executive officers based on the level of responsibility, scope and complexity of the executive’s position and an evaluation of each individual’s role and performance in advancing the successful development of the Company, the officer’s performance in general, the Company’s performance and a comparison of salary ranges for executives of other companies in similar businesses. In February 2000, the Board, upon recommendation of the Compensation Committee, adopted a remuneration matrix based essentially on these criteria, which remained unchanged in 2003.

Mr. Bradford’s base salary for 2003 was $250,000. In increasing Mr. Bradford’s salary, the Compensation Committee considered the factors listed above, as well as the Company’s success over the last four years under Mr. Bradford’s leadership, including significant increases in reserves, reduction of cash costs and the successful acquisition of gold properties with significant potential.

The Compensation Committee has considered options to purchase Common Shares and the granting of stock bonuses to be an essential element of the compensation arrangements for executive officers. In determining the amount of stock options and stock bonuses to be granted, the Compensation Committee has considered, among other things, the officer’s position, salary, and performance both overall and against specific objectives, which relates to the officer’s accomplishments and the Company’s performance. The Compensation Committee has used a guide adopted in February 2000 for determining option awards based on multiples that are function of the Company’s and the executive’s performance. The Company granted stock options to three continuing executive officers and two new executive officers in 2003 based on this new guide.

In light of the Board’s recent determination to change the Company’s accounting treatment of stock options, the Board and the Compensation Committee have decided to re-evaluate the use of stock options in compensation arrangements. Pending the outcome of the re-evaluation, the Compensation Committee has halted all option issuances.

THE COMPENSATION COMMITTEE
James E. Askew, Chairman
Robert R. Stone

D. Performance Graph

The following graph shows the cumulative total shareholder return on the Common Shares for the fiscal years ended December 31, 1998 through 2003, together with the total shareholder return of the TSX 300 Composite Index and the TSX Gold and Precious Metals Index. The graph assumes an initial investment of Cdn$100 at December 31, 1998 and is based on the trading prices of the Common Shares on the TSX for the dates indicated. Because the Company did not pay dividends on its Common Shares during the measurement period, the calculation of the cumulative total shareholder return on the Common Shares does not include dividends.

	12/31/98	12/31/99	12/31/00	12/29/01	12/31/02	12/31/03
Golden Star Resources Ltd. Dollar Value	100	87.74	42.58	58.07	187.10	584.52
Annualized Return Since base year		-12.3%	-34.7%	-16.6%	17.0%	42.4%
Return over previous year		-12.3%	-51.5%	36.4%	222.2%	212.4%
TSX 300 Composite Index Dollar Value	100	129.27	137.74	118.54	101.98	126.75
Annualized Return Since base year		29.7%	17.4%	5.8%	0.5%	4.9%
Return over previous year		29.7%	6.2%	-13.9%	-14.0%	24.3%
TSX Gold and Precious Metals Index* Dollar Value	100	82.34	73.31	85.73	122.19	138.84
Annualized Return Since base year		-17.7%	-14.4%	-5.0%	5.1%	6.8%
Return over previous year		-17.7%	-11.0%	-16.9%	42.5%	13.6%

* The Toronto Gold and Silver Index was discontinued during the period and replaced by the Canadian Gold Index. The Index for December 31, 2002 and 2003 was estimated by adjusting the December 31, 2001 return on the Gold and Silver index for the return indicated by the Canadian Gold Index during 2002 and 2003.

AUDIT COMMITTEE REPORT

The Committee has reviewed and discussed with management of the Company the audited financial statements of the Company for the fiscal year ended December 31, 2003 (the “Audited Financial Statements”).

The Committee has discussed with PricewaterhouseCoopers LLP, independent accountants for the Company, the matters required to be discussed by Statement on Auditing Standards No. 61.

The Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1, and has discussed with PricewaterhouseCoopers LLP its independence and has considered the compatibility of the non-audit services which it provides with maintenance of that independence.

Based on the reviews and discussions described above, the Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the SEC.

On January 29, 2004 the Board adopted an amended and restated written charter of the Audit Committee, which is Appendix A hereto and which can be obtained on the Company’s website (www.gsr.com).

THE AUDIT COMMITTEE
David K. Fagin, Chairman
Ian MacGregor
Robert R. Stone
Lars-Eric Johansson

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The bylaws of the TSX require each listed company incorporated in Canada to disclose annually its compliance with corporate governance standards established through TSX guidelines. Certain changes to the guidelines are being proposed in the context of the corporate governance standards that should be applicable generally in Canada, in part as a response to recent U.S. developments. The following statement is responsive to the guidelines currently in force.

Mandate of Board

The Board is required to supervise the management of the business and affairs of the Company. It establishes overall policies and standards for the Company. The Board expects management to conduct the business of the Company in accordance with the Company’s ongoing strategic plan as adopted by the Board. The Board regularly reviews management’s progress in meeting these expectations. The directors are kept informed of the Company’s operations at meetings of the Board and its Committees and through reports and analyses and discussions with management. The Board normally meets five times a year in person or by telephone conference, with additional meetings being held as needed. In 2003, there were a total of ten meetings of the Board. Each incumbent director attended all of the meetings of the Board and meetings of committees on which he served.

The following is a summary of how the Board handles matters pertaining to strategic planning, risk management, communication and internal control systems, and management and succession:

1.	Each year the Board reviews and approves planning assumptions and detailed monthly budgets for the following year and annual projections for the following five years. The Board monitors performance against budget through reporting by management in the form of monthly reports and Board papers.

2.	The Board seeks to identify principal risks of the Company’s business which are wide-ranging because of the nature of the Company’s business, including risks associated with operating in developing countries, maintaining control of the Company’s assets and funds, political risks, exchange controls, environmental and safety risks, government regulation problems, title uncertainties, civil unrest, the availability of skilled management and labour.

3.	The Board annually considers the overall performance of management to identify areas where additional skills may be required and to consider the measures required to ensure sufficient management depth for the management of the Company in the event of the loss of any of the Company’s executive management team.

4.	The Chief Executive Officer and the Chief Financial Officer provide shareholder communication on behalf of the Company.

5.	The Board has the responsibility to periodically review the environmental and safety policies adopted by the Company and its affiliates and has established a Policy on Safety, Community Relations and Environment.

6.	The Board has the responsibility to periodically review the integrity of the Corporation’s internal control and management information systems.

Decisions requiring Board Approval

The Board considers that certain decisions are sufficiently important that management should seek prior approval of the Board. The Board has adopted Policies on Corporate Control with respect to annual budgets, financial and budget reporting, activities reporting, acquisitions and dispositions of assets, joint ventures, spending authorities, contracts and investment banking services. Therefore, in addition to those matters that must by law be approved by the Board, the Board approves, among other things, the terms of acquisitions and dispositions of the mineral properties of the Company and its subsidiaries as well as joint venture agreements on such properties. Operating and capital budgets also require the Board’s approval. The Board receives monthly reports on operational, financial and business development matters. Finally, because of its relatively small size, the Board is very flexible and management is able to liaise regularly with the Board to discuss and seek approval for various activities.

Composition of the Board and Independence from Management

The Board is currently composed of six directors, all except Mr. Stone are being nominated for election as directors at the Meeting. Mr. Stone will be retiring as a director for the Company at the Meeting. Dr. Martineau is being nominated to become the sixth director. Except for Mr. Bradford, President and Chief Executive Officer of the Company, the Board has determined that each director is unrelated, an outside member with no other affiliation with the Company and independent as defined by the American Stock Exchange. In making this determination, the Board has examined the circumstances of each director in relation to a number of factors, including each director’s current and past role in the management of the Company or its affiliates. See “Certain Relationships and Related Transactions” for a further discussion.

The non-management members of the Board, also engage in private sessions with the Company’s most senior officers without other members of senior management being present. The Board also meets independently of all senior management, under the leadership of the Board’s Chairman. Individual members of the Board are free to consult with members of senior management whenever they so require, and to engage outside advisors with the Board’s authorization.

The non-management members have a variety of experience and skills, including the areas of accounting, banking, investment banking, mining, metallurgy, and law. The Nominating and Corporate Governance Committee is responsible for assessing annually the performance of Board members individually and the effectiveness of the Board as a whole and its Committees. The education of new members is managed informally through furnishing records and reports and through meeting with executives as desired.

The Board periodically reviews the adequacy and form of compensation of directors in relation to the responsibilities and risks involved in being an effective director. See “Compensation of Directors” above. In addition to cash compensation, the directors receive options under the Plan and have also received options on shares of Guyanor, the Company’s publicly traded subsidiary. The Board believes the emphasis on compensation through options is particularly appropriate in a resource business where increasing shareholder value is a significant relevant measure of progress.

Board Committees

i) Audit Committee

The Audit Committee is currently comprised of Messrs. David K. Fagin (Chairman), Ian MacGregor, Robert R. Stone and Lars-Eric Johansson. The Board has determined that each of the members of the Audit Committee is unrelated, an outside member with no other affiliation with the Company and is independent as defined by the American Stock Exchange. The Board has determined that Mr. Johansson is an “audit committee financial expert” as defined by the SEC. The primary duties and responsibilities of the Audit Committee, as set out in its charter, are to review the financial reporting process, the system of internal control, the audit process, related party transactions, compliance with the Company’s codes of ethics or conduct and the Company’s process for monitoring compliance with laws and regulations. The Audit Committee is responsible for the appointment, compensation, retention, termination and oversight, subject to the requirements of Canadian law, of the work of the independent auditor. In performing its duties, the Audit Committee maintains effective working relationships with the Board, management and the external auditors. To effectively perform his role, each committee member must obtain and maintain an understanding of the detailed responsibilities of committee membership as well as the Company’s business, operations, and risks. In addition, the Audit Committee recommends to the Board for approval the annual and quarterly financial statements, the annual and quarterly reports and certain other documents required by regulatory authorities. In connection with risk assessment, the Audit Committee reviews among other things the nature and adequacy of insurance coverage. The Audit Committee met four times during 2003.

ii) Compensation Committee

The Compensation Committee is composed of Messrs. James E. Askew (Chairman) and Robert R. Stone, each of whom has been determined by the Board to be unrelated, an outside member with no other affiliation with the Company and independent as defined by the American Stock Exchange. The Compensation Committee, subject to Board approval, supervises the selection, evaluation and determination of compensation of executive officers, sets corporate-wide policy with respect to compensation and benefits, and administers the Company’s Amended and Restated 1997 Stock Option Plan (except with respect to grants to non-employee directors) and the Employee’s Stock Bonus Plan. The Compensation Committee also recommends to the Board the descriptions, definitions and limits to management’s authorities and approval of objectives and goals for top management in general terms. The Compensation Committee met four times in 2003.

iii) Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, previously named the Legal and Corporate Governance Committee, is currently composed of Messrs. Ian MacGregor (Chairman), David K. Fagin and Robert R. Stone, each of whom has been determined by the Board to be unrelated, an outside member with no other affiliation with the Company and independent as defined by the American Stock Exchange. The Nominating and Corporate Governance Committee advises and makes recommendations to the Board concerning all corporate governance issues, including Board and committee jurisdiction, composition, size and remuneration; adoption and implementation of policies designed to ensure that the Company follows best practices in corporate governance; and oversight of compliance with legislation, rules, regulations and guidelines enacted and adopted by governments, securities regulators and stock exchanges to whose jurisdiction the Company is subject.

The Nominating and Corporate Governance Committee is also responsible for recommending nominees to the Board for eventual proposal as candidates for election as directors at the annual meeting of shareholders. The Nominating and Corporate Governance Committee considers candidates for Board membership who are suggested by members of the Nominating and Corporate Governance Committee, other Board members, members of management and shareholders of the Company. Once the Nominating and Corporate Governance Committee has identified prospective nominees for director, the Board is responsible for selecting such candidates. The Nominating and Corporate Governance Committee seeks to identify director candidates with business and other appropriate experience and expertise, having regard for the nature of the Company’s business and the current composition of the Board, and commitment to devoting the time and attention necessary to fulfill their duties to the Company. The Nominating and Corporate Governance Committee also considers the independence of directors or potential directors. The Nominating and Corporate Governance Committee met three times in 2003.

Shareholders wishing to recommend a director candidate to serve on the Board may do so by providing written notice to the Chairman of the Nominating and Corporate Governance

Committee, Golden Star Resources Ltd., 10901 West Toller Drive, Suite 300, Littleton, Colorado, USA 80127-6312, that identifies the candidate, provides appropriate biographical and background materials, evidences the nominating shareholder’s Common Share ownership, and includes a written signed statement of the candidate. Assuming that the appropriate information and materials are received in a timely manner, candidates recommended by shareholders will be evaluated against the criteria outlined above. A complete copy of the procedures to be followed by shareholders to recommend director candidates is available on the Company’s website (www.gsr.com).

At the Meeting, shareholders will be asked to consider the election of Lars-Eric Johansson and Dr. Michael Martineau. Mr. Johansson was appointed to the Board on January 27, 2004, and each of Mr. Johansson and Dr. Martineau is being nominated for election as director for the first time. Each of Mr. Johansson and Dr. Martineau were initially identified as director candidates by one or more directors of the Company.

The Board has adopted a written charter applicable to the Nominating and Corporate Governance Committee, a copy of which is available on the Company’s website (www.gsr.com).

Shareholder Communications

The Company believes that it is important to maintain good shareholder relations. The Board will give appropriate attention to all written communications that are submitted by shareholders. Shareholder wishing to send communications to the Board, or a specific committee of the Board, should send such communication to the Chief Financial Officer and Secretary of the Company by email to amarter@gsr.com or by mail to Board of Directors, c/o Chief Financial Officer, Golden Star Resources Ltd., 10901 West Toller Drive, Suite 300, Littleton, Colorado, USA 80127-6312. All communications shall state the type and amount of the Company’s securities held by the shareholder and shall clearly state that the communication is intended to be shared with the Board, or if applicable, with a specific committee of the Board. The Chief Financial Officer and Secretary shall forward all such communications to the Board or the specific committee, as appropriate.

Director Attendance at Shareholder Meetings

All members of the Board are expected to attend annual meetings of shareholders. All directors attended the 2003 annual meeting of shareholders.

Code of Ethics

On April 8, 2004, the Board adopted a Code of Ethics for Directors, Senior Executive and Financial Officers and Other Executive Officers (the “Code of Ethics”), which is applicable to the Company’s directors, principal executive officer, principal financial officer, principal accounting officer or controller or those performing similar functions, and any “executive officers” (as defined under Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Company not named above). The Company also has a separate Business Conduct Policy that is applicable to all Company employees, including each of the Company’s directors and officers. The Code of Ethics is available on the Company’s website at www.gsr.com. In addition, a copy of the Code of Ethics may be obtained by contacting the

Secretary of the Company at 10901 West Toller Drive, Suite 300, Littleton, Colorado, USA 80127-6312.

PRINCIPAL ACCOUNTING FIRM FEES

The Company incurred the following fees for services performed by its principal accounting firm, PricewaterhouseCoopers LLP, during fiscal 2003 and 2002:

		Audit
Year	Audit	Related	Tax	Other	Total
2003	$235,600	$117,500	$111,200	$37,200	$501,500

Audit related fees included review of documents required for the sale of Common Shares and for review of annual reports filed with government agencies in the United States, Canada and France. Tax related fees include assistance in filing annual tax returns and tax planning. Other fees were predominantly related to accounting issues related to acquisitions and to miscellaneous general business topics.

In 2003, 7% of our tax related services and 100% of our other fees were approved pursuant to the provisions of 17 CFR 210.201(c)(7)(i)(C). There were no hours expended on the principal account’s engagement to audit our financial statements for the year ended December 31, 2003 that were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

		Audit
Year	Audit	Related	Tax	Other	Total
2002	$254,000	$55,300	$53,800	$33,900	$397,000

Audit related fees include review of documents required for the sale of Common Shares and for review of annual reports filed with government agencies in the United States, Canada and France. Tax related fees include assistance in filing tax returns and tax planning. Other fees were predominantly related to assistance in analyzing and reconciling records of an entity acquired during the year.

The Audit Committee of the Board has considered the level of non-audit services provided by the auditors in its determination of auditor independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

The Audit Committee has established a policy requiring pre-approval of all audit engagement letters and fees for all auditing services (including providing comfort letters in connection with securities underwritings) and all permissible non-audit services performed by the independent auditors. Such services may be approved at a meeting of the Audit Committee, or the Audit Committee may delegate to one or more of its members the pre-approval of audit services and permissible non-audit services provided that any pre-approval by such member or members shall be presented to the Audit Committee at each of its scheduled meetings.

LIABILITY INSURANCE

The Company has purchased insurance and has, in addition, agreed to indemnify directors and officers of the Company against all costs, charges and expenses reasonably incurred by them in respect of certain proceedings to which they may be made party by reason of their status as a director or officer of the Company. The indemnification is extended to directors and officers provided that they have acted honestly and in good faith with a view to the best interests of the Company and, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, on the condition that the director or officer had reasonable grounds for believing his conduct was lawful. The amount of the premium paid in 2003 in respect of directors and officers as a group was $239,400; the policy coverage is $10,000,000 per claim and in aggregate in any policy year. Expenses for the Company per claim not covered by the policy range between nil and $200,000.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

No directors, nominees for election as directors, executive officers or members of their immediate family were indebted to the Company, directly or indirectly, at any time since the beginning of the Company’s last fiscal year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationships

Certain directors and officers of the Company are and may continue to be involved in the mining and mineral exploration industry through their direct and indirect participation as director or otherwise in corporations, partnerships or joint ventures, which are potential competitors. Situations may arise in connection with potential acquisitions and investments where the other interests of these directors and officers may conflict with the interests of the Company. As required by law, each of the directors of the Company is required to disclose any potential conflict of interest and to act honestly, in good faith and in the best interests of the Company.

During the year 2003, the Company obtained legal services from a legal firm, to which Mr. MacGregor, our director and Chairman of the Board, is counsel. The total value of all legal services provided was $169,000. Mr. MacGregor performed no services (other than services as a director of the Company for which he was compensated as described in “Compensation of Directors and Executive Officers — Compensation of Directors”) for the Company for which he or the firm received compensation. He did not receive any economic benefit directly or indirectly from payments made by the Company for the services performed by the firm.

Compensation Committee and Insider Participation

Messrs. James E. Askew and Robert R. Stone were members of the Compensation Committee in 2003. Mr. Stone has never been an officer or employee of the Company. Mr. Askew was President of the Company from March 1999 through October 1999. All relationships between these directors and the Company and its subsidiaries required to be disclosed have been disclosed elsewhere in this proxy statement.

Related Transaction

No insider of the Company, nor any associate or affiliate of an insider, has had any material interest in any transaction or proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries, nor has any director of the Company been involved, directly or indirectly, in any business or professional relationship with the Company in connection with the provision by the director or the Company of property, services or financing to the other since January 1, 2003 other than as set forth herein or as previously disclosed.

PARTICULARS OF MATTERS TO BE ACTED UPON

To the knowledge of the Board of the Company, the only matters to be brought before the Meeting are those matters set forth in the accompanying Notice of Meeting relating to the receipt of financial statements and the Auditors’ Report thereon, the election of directors, the approval of the adoption of a Shareholders Protection Rights Plan, the approval of the amendment to the Company’s Amended and Restated 1997 Stock Option Plan, and the appointment of auditors.

     (a) Report to Shareholders

The Board of the Company have approved all of the information in the Report to Shareholders that accompanies this present Management Information Circular, including the audited consolidated financial statements delivered therewith for the fiscal year ended December 31, 2003.

     (b) Election of Directors

The term of office of the current directors of the Company will expire at the Meeting or when their successors are duly elected or appointed. The Articles of the Company provides that the number of directors shall consist of a minimum of three and a maximum of 15 directors. The Board is currently composed of six directors, three of whom are Canadian residents. Mr. Stone will be retiring as a director for the Company at the Meeting. The Company’s Bylaws require that at least 25% of the directors of the Company be resident Canadians.

It is proposed to nominate the six persons listed below for election as directors of the Company to hold office until the next annual meeting of shareholders or until his successor is elected or appointed pursuant to relevant provisions of the Bylaws of the Company or the Company’s governing statute. All such proposed nominees are currently directors of the Company except for Dr. Martineau.

It is the intention of the management designees, if named as proxy, to vote for the election of the following persons to the Board. Management does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, proxies in favour of management designees will be voted for another nominee in their discretion unless the shareholder has specified in his proxy that his Common Shares are to be withheld from voting in the election of directors. Each director elected will hold office until the next Annual General Meeting of Shareholders or until his successor is duly elected, unless his office is earlier vacated in accordance with the Bylaws of the Company.

In order to be effective, this ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

The following table sets forth the name of each of the persons proposed to be nominated for election as a director; all positions and offices in the Company presently held by him; his present principal occupation or employment; the date of his first appointment as a director; his municipality of residence and his age. See “Voting Shares and Security Ownership of Certain Beneficial Owners and Management” for the number of Common Shares of the Company that each nominee has advised are beneficially owned by him, directly or indirectly, or over which control or direction is exercised.

Name, Municipality of		Date of First
Residence and Position		Appointment
with Company	Present and Principal Occupation for the Past Five Years	as Director	Age
JAMES E. ASKEW Denver, Colorado Director (1)	President and Chairman of International Mining and Finance Company from January 1997 to present; Managing Director and Chief Executive Officer of Black Range Minerals NL from November 1999 to 2001; director of Ausdrill Limited, Yamana Gold Inc., AGD Mining Ltd., Climax Mining Limited and Sino Gold Limited; President and Chief Executive Officer of the Company from March 1999 to October 1999; President and Chief Executive Officer of Rayrock Resources Inc. from September 1998 to March 1999.	June 15, 1999	55
PETER J. BRADFORD Littleton, Colorado Director, President and Chief Executive Officer	President and Chief Executive Officer of the Company since November 1999; director of Anvil Mining N.L. since September 1998 and Managing Director of Anvil Mining from May 1998 to October 1999.	August 8, 2000	45
DAVID K. FAGIN Englewood, Colorado Director(2)(3)	Director on the boards of Pacific Rim Mining Company, Canyon Resources Corporation and of the public mutual funds of T. Rowe Price Associates, Inc.; and Chairman and Chief Executive Officer of Western Exploration from July 1997 to January 2000.	May 15, 1992	66
IAN MacGREGOR Toronto, Ontario Director(2)(3)	Chairman of the Board since January 27, 2004. Counsel of Fasken Martineau DuMoulin LLP (Barristers and Solicitors) since February 2000 and prior thereto, a partner of Fasken Martineau DuMoulin LLP.	April 3, 2000	69

Name, Municipality of		Date of First
Residence and Position		Appointment
with Company	Present and Principal Occupation for the Past Five Years	as Director	Age
LARS-ERIC JOHANSSON Oakville, Ontario Director(2)	Special Advisor on project financing to Falconbridge Limited’s (a subsidiary of Noranda Inc.) Koniambo nickel project in New Caledonia from November 2003 to present; Executive Vice President and Chief Financial Officer of Noranda Inc. from May 2002 to November 2003; Senior Vice President and Chief Financial Officer for Falconbridge from September 1989 to May 2002; a director of Aber Diamond Corporation and Novicourt Inc. and Chairman of Forsbecks AB, Sweden	January 27, 2004	57
MICHAEL P. MARTINEAU Hildenborough, Kent, United Kingdom Nominee	Founder and President of AXMIN Inc. from January 1999 to present; Director of Ashanti Goldfields from February 1999 to present; Deputy Chairman from February 2000 to present and Chief Executive Officer from February 2000 to August 2002 of Eurasia Mining plc; Director of Angus and Ross plc since April 2000.	Nominee	59

Notes:

(1)	Member of the Compensation Committee.

(2)	Member of the Audit Committee.

(3)	Member of the Nominating and Corporate Governance Committee.

(4)	May 15, 1992 represents the date of the Company’s formation upon the amalgamation of Golden Star Resources Ltd. (“Golden Star”) and South American Goldfields Inc. Mr. Fagin was, prior to the amalgamation, director of Golden Star serving since February 3, 1992.

There are no family relationships among any of the director nominees or directors or executive officers of the Company.

See “Statement of Corporate Governance Practices” for information on Board committees and directors’ meeting attendance.

Unless otherwise indicated in the Proxy, it is management’s intention to vote the proxies in favour of the election of the above directors.

     (c) Adoption of Shareholder Protection Rights Plan

The Company entered into a shareholder protection rights plan on April 24, 1996 (the “Original Rights Plan”) pursuant to a Rights Agreement dated as of April 24, 1996 between the Company and The R-M Trust Company, as rights agent, which Rights Agreement was amended pursuant to an Amending Agreement dated as of June 30, 1999 between the Company and CIBC Mellon Trust Company (formerly The R-M Trust Company), as rights agent (the “Original Rights Agreement”). The Original Rights Agreement expires on June 30, 2004, unless earlier terminated or extended.

The Company has reviewed the Original Rights Plan for conformity with current regulatory requirements and the practices of Canadian companies with respect to shareholder protection rights plans and has determined that since the Original Rights Plan was first implemented, there have been a number of changes in those requirements and practices. Accordingly, the Board has unanimously adopted and approved an Amended and Restated Shareholder Protection Rights Plan (the “2004 Rights Plan”), the terms of which are contained in an Amended and Restated Shareholder Protection Rights Agreement (the “2004 Rights Agreement”) dated as of May

20, 2004 between the Company and CIBC Mellon Trust Company, as rights agent, to continue the rights (“Rights”) granted under the Original Rights Plan on the terms and conditions of the 2004 Rights Plan and to continue the issuance of Rights thereafter until the termination or expiration of the 2004 Rights Plan. A summary of the terms and conditions of the 2004 Rights Agreement is set out below.

Shareholders of the Company will be asked at the Meeting to vote on a resolution, the text of which is set forth below under the heading, “Confirmation by Shareholders” (the “Rights Plan Resolution”), to ratify, confirm and approve the adoption of the 2004 Rights Plan. To continue a shareholder protection rights plan for the Company beyond June 30, 2004, the Rights Plan Resolution must be passed by a simple majority of the votes cast by Independent Shareholders who vote in respect thereof. At the date of this Circular, the Company believes that all holders of Common Shares are Independent Shareholders. Independent Shareholders, as defined in the 2004 Rights Agreement, are the holders of Common Shares or other securities entitled to vote in the election of directors excluding (i) any Acquiring Person (generally the beneficial holder of 20% or more of the Company’s shares, as further defined in “ — Description of the 2004 Rights Plan — Acquiring Person”), (ii) a person who has announced publicly or is making a take-over bid for 20% or more of the Company’s shares (iii) any affiliate, associate, or party acting jointly with either of them, or (iv) an employee benefit plan or other plan or trust for the benefit of employees of the Company in which voting of the shares in the plan or trust are not voted, deposited or tendered by the beneficiaries.

The Company believes that the 2004 Rights Plan preserves the fair treatment of shareholders, is consistent with current best Canadian corporate practice and addresses institutional investor guidelines. The 2004 Rights Plan was not adopted in response to or in anticipation of any pending or threatened take-over bid. It is not intended to and will not prevent a take-over of the Company, but it could make it more difficult for a third party to acquire the Company. The 2004 Rights Plan does not reduce the duty of the Board to act honestly and in good faith and in the best interests of the Company and its shareholders and to consider on that basis any offer made. Nor does the 2004 Rights Plan alter the proxy mechanisms to change the Board, create dilution on the initial issue of the Rights or change the way in which shares trade.

Objectives of the 2004 Rights Plan

The purpose of the 2004 Rights Plan is to encourage an offeror either to make a Permitted Bid (as defined below), without approval of the Board, having terms and conditions designed to meet the objectives of the 2004 Rights Plan, or to negotiate the terms of the offer with the Board. Failure to do either creates the potential for substantial dilution of the offeror’s position.

The purpose of the 2004 Rights Plan is to address the following concerns that are widely held to be inherent in the provisions of current legislation governing take-over bids in Canada:

     Time

Although the minimum period for a take-over bid to remain open for acceptance has been increased from 21 days to 35 days under Canadian law, the Board is of the view that 35 days still constitutes an insufficient amount of time to permit the Board and the shareholders of the Company to assess an offer and for the Board to negotiate with the offeror, solicit competing offers and satisfy its obligation to maximize shareholder value. The 2004 Rights Plan provides that a Permitted Bid must be open for acceptance for at least 60 days and must remain open for a further period of 10 business days after the offeror publicly announces that more than 50% of the outstanding Voting Shares (as defined below) held by Independent Shareholders have been deposited or tendered and not withdrawn.

     Pressure to Tender

A shareholder may feel compelled to tender to a take-over bid which the shareholder considers to be inadequate because, in failing to tender, the shareholder may be left with illiquid or minority discounted shares. This is particularly so in the case of a partial bid where the offeror wishes to obtain a control position but does not wish to acquire all of the Common Shares. The 2004 Rights Plan contains a shareholder approval mechanism in the Permitted Bid definition, which is that no Voting Shares may be taken up and paid for under the bid unless more than 50% of the outstanding Voting Shares held by Independent Shareholders have been deposited or tendered and not withdrawn. By requiring a Permitted Bid to remain open for acceptance for a further period of 10 business days following public announcement that more than 50% of the outstanding Voting Shares have been deposited, a shareholder’s decision to accept a bid is separated from the decision to tender, lessening the concern about undue pressure to tender to the bid.

     Unequal Treatment of Shareholders

Under current securities legislation, an offeror may obtain control or effective control of the Company without paying full value, without obtaining shareholder approval and without treating all of the shareholders equally. For example, an offeror could acquire blocks of shares by private agreement from one or a small group of shareholders at a premium to market price which premium is not shared with the other shareholders. In addition, a person could slowly accumulate shares through stock exchange acquisitions which may result, over time, in an acquisition of control or effective control without paying a control premium or fair sharing of any control premium among all shareholders. Under the 2004 Rights Plan, all offers to acquire 20% or more of the Company’s outstanding Voting Shares must be made to all shareholders, if the take-over bid is to qualify as a Permitted Bid.

Confirmation by Shareholders

If the Rights Plan Resolution is approved at the Meeting, the Company and CIBC Mellon Trust Company (the “Rights Agent”) will enter into the 2004 Rights Agreement to take effect at the end of the Meeting. If the Rights Plan Resolution is not approved at the Meeting, the Rights and the Original Rights Plan will terminate on June 30, 2004 and the 2004 Rights Plan will not become effective.

The Board reserves the right to alter any term of or not to proceed with the 2004 Rights Plan at any time prior to the Meeting in the event that the Board determines, in light of subsequent developments, that to do so is in the best interests of the Company and its shareholders.

The Rights Plan Resolution is as follows:

“RESOLVED AS AN ORDINARY RESOLUTION that:

1.	the shareholder protection rights plan of the Company be continued, and the amended and restated shareholder protection rights agreement dated as of May 20, 2004 (the “2004 Rights Agreement”) between the Company and CIBC Mellon Trust Company, as rights agent, which amends and restates the Rights Agreement dated as of April 24, 1996 between the Company and The R-M Trust Company, as rights agent, which Rights Agreement was amended pursuant to an Amending Agreement dated as of June 30, 1999 between the Company and CIBC Mellon Trust Company (formerly The R-M Trust Company), as rights agent (the “Original Rights Agreement”), continues the Rights issued under the Original Rights Agreement that are outstanding at the Record Time (as defined in the 2004 Rights Agreement) on the terms set out in the 2004 Rights Agreement, and continues the issuance of Rights thereafter until the termination or expiration of the 2004 Rights Agreement, be and is hereby ratified, confirmed and approved; and

2.	Any director or officer of the Company and each of them is hereby authorized, for and on behalf of the Company, to execute and deliver such other documents and instruments and take such other actions as such director or officer may determine to be necessary or advisable to implement this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such actions.”

Recommendation of the Board

The Board has concluded that the reasons for the adoption of the Original Rights Plan continue to exist and that the 2004 Rights Plan is in the best interests of the Company and its shareholders. Accordingly, the Board unanimously recommends that shareholders ratify, confirm and approve the 2004 Rights Plan by voting IN FAVOUR of the Rights Plan Resolution at the Meeting. The persons named in the enclosed form of proxy, if named as proxy, intend to vote IN FAVOUR of the resolution to ratify, confirm and approve the 2004 Rights Plan, unless the shareholder has specified in the form of proxy that his or her Common Shares are to be voted against such resolution.

Description of the 2004 Rights Plan

The following is a summary of the terms and conditions of the 2004 Rights Plan. The summary is qualified in its entirety by, and is subject to, the full text of the 2004 Rights Agreement. Copies of the complete 2004 Rights Agreement are available upon request. Shareholders wishing to receive a copy of the 2004 Rights Agreement should submit their request by telephone at 1-800-553-8436 (toll-free), by facsimile at 1-303-830-9094, by email at jthompson@gsr.com or by mail to the Company, 10901 West Toller Drive, Suite 300, Littleton, Colorado, USA 80127-6312, Attention: Jill Thompson.

All capitalized terms, where used in this summary without definition, have the meanings attributed to them in the 2004 Rights Agreement.

     Issuance of Rights

Under the 2004 Rights Plan, Rights granted by the Company under the Original Rights Plan and which are outstanding at the Record Time of 5:00 p.m. (Vancouver time) on May 20, 2004, are reconfirmed on the terms set out in the 2004 Plan, and the Company reconfirms its authorization to continue the issuance of Rights for each “Voting Share” (which includes the Common Shares and any other shares in or interests of the Company entitled to vote generally in the election of directors) issued thereafter and prior to the Separation Time (as defined below), subject to the earlier termination or expiration of the Rights as set out in the 2004 Rights Agreement.

     Exercise Price

Until the Separation Time, the exercise price (“Exercise Price”) of each Right is three times the market price, from time to time, of the Common Shares. From and after the Separation Time, the Exercise Price is three times the market price, as at the Separation Time, per Common Share. The definition of “Exercise Price” has been changed from that in the Original Rights Agreement of $200 to take into account any changes in the market price of the Common Shares over the three-year term of the 2004 Rights Agreement. The Exercise Price is subject to adjustment as set out in the 2004 Rights Agreement.

     Term

The 2004 Rights Plan will take effect at the time that the Meeting terminates (the “Effective Date”), and will expire at the close of business on the date upon which the annual meeting of shareholders of the Company to be held in 2007 terminates, subject to earlier termination or expiration of the Rights as set out in the 2004 Rights Agreement. The original term of the Original Rights Plan was five years, and the term of the 2004 Rights Plan has been shortened to three years in conformity with Canadian institutional investor guidelines.

     Trading of Rights

Until the Separation Time, the Rights will be evidenced by the certificates representing the associated Common Shares and will be transferable only together with the associated Common Shares. After the Separation Time, separate certificates evidencing the Rights will be mailed to holders of record of Voting Shares (other than any shareholder or group of shareholders making a take-over bid) as of the Separation Time and such separate Rights certificates alone will evidence the Rights.

The Rights will be listed on the TSX subject to the Company complying with the requirements of the TSX.

     Separation Time

The Rights are not exercisable and do not trade separately from their associated Voting Shares until the “Separation Time.” The “Separation Time” is the close of business on the tenth trading day after the earliest of (i) the Stock Acquisition Date, which is the first date of public announcement of facts indicating that a person has become an Acquiring Person (as defined below); (ii) the date of the commencement of, or first public announcement of the current intention of any person (other than the Company or any subsidiary of the Company) to commence, a take-over bid (other than a Permitted Bid or a Competing Permitted Bid, each as defined below); and (iii) the date upon which a Permitted Bid ceases to be one. The Separation Time can also be such later date as may from time to time be determined by the Board.

     Acquiring Person

An “Acquiring Person” is a person who is the Beneficial Owner (as defined below) of 20% or more of the outstanding Voting Shares. Excluded from the definition of Acquiring Person are the Company and its subsidiaries and any person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of one or any combination of a Voting Share Reduction, a Pro Rata Acquisition, a Permitted Bid Acquisition, an Exempt Acquisition or a Convertible Security Acquisition. In general:

(i)	a “Voting Share Reduction” means an acquisition or a redemption by the Company of Voting Shares and/or Convertible Securities, which by reducing the number of Voting Shares and/or Convertible Securities outstanding, increases the percentage of Voting Shares Beneficially Owned by any person;

(ii)	a “Pro Rata Acquisition” means an acquisition by a person of Voting Shares and/or Convertible Securities as a result of a stock dividend, a stock split or a rights offering issued on the same pro rata basis to all the holders of Voting Shares and/or Convertible Securities of the same class or series; provided that such person does not thereby become the Beneficial Owner of a greater percentage of Voting Shares and/or Convertible Securities than the percentage of Voting Shares Beneficially Owned by such person immediately prior to such acquisition;

(iii)	a “Permitted Bid Acquisition” means an acquisition by a person of Voting Shares and/or Convertible Securities made pursuant to a Permitted Bid or a Competing Permitted Bid;

(iv)	an “Exempt Acquisition” means an acquisition by a person of Voting Shares and/or Convertible Securities (i) in respect of which the Board has waived the application of the 2004 Rights Plan, (ii) pursuant to a dividend reinvestment plan, (iii) pursuant to a distribution of Voting Shares and/or Convertible Securities made by the Company (a) to the public pursuant to a prospectus; provided that such person does not thereby become the Beneficial Owner of a greater percentage of Voting Shares so offered than the percentage of Voting Shares Beneficially Owned by such person immediately prior to such distribution, or (b) by way of a private placement; provided that, among other things, such person does not thereby become the Beneficial Owner of Voting Shares equal in number to more than 25% of the Voting Shares outstanding immediately prior to the private placement and, in making this determination, the securities to be issued to such person on the private placement shall be deemed to be held by such person but shall not be included in the aggregate number of Voting Shares outstanding immediately prior to the private placement, or (iv) pursuant to an amalgamation, merger, arrangement or other statutory procedure requiring shareholder approval (which is a new provision that has been included on the basis that transactions approved by shareholders do not require the protections afforded by shareholder protection rights plans); and

(v)	a “Convertible Security Acquisition” means an acquisition of Voting Shares by a person upon the purchase, exercise, conversion or exchange of Convertible Securities acquired or received by such person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition.

Also excluded from the definition of Acquiring Person are underwriters or banking or selling group members acting in connection with a distribution of securities and any “Grandfathered

Person” (generally, any person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares at the Record Time). To the Company’s knowledge, there are no Grandfathered Persons.

     Beneficial Ownership

In general, a person is deemed to “Beneficially Own” securities actually held by others in circumstances where those holdings are or should be grouped together for purposes of the 2004 Rights Plan. Included are holdings by the person’s “Affiliates” (generally, a person that controls, is controlled by, or is under common control with a specified corporation) and “Associates” (generally, relatives sharing the same residence).

Also included are securities that the person or any of the person’s Affiliates or Associates has the right to acquire within 60 days (other than customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities and other than pursuant to pledges of securities in the ordinary course of business). The Original Rights Agreement did not include Affiliates or Associates in the definition of “Beneficial Ownership.”

A person is also deemed to Beneficially Own any securities that are Beneficially Owned (as described above) by any other person with which, and in respect of which security, such person is acting jointly or in concert. A person is acting jointly or in concert with any other person who is a party to an agreement, commitment or understanding with the first person for the purpose of acquiring or offering to acquire Voting Shares and/or Convertible Securities. The definition of “acting jointly or in concert” has been changed from that in the Original Rights Agreement, which incorporated by reference the definition contained in the Securities Act (British Columbia), in conformity with Canadian institutional investor guidelines.

     Exclusions from the Definition of Beneficial Ownership

The definition of “Beneficial Ownership” contains several exclusions whereby a person is not considered to Beneficially Own a security. There are exemptions from the deemed Beneficial Ownership provisions for institutional shareholders acting in the ordinary course of business and the performance of their duties. These exemptions apply to (i) an investment manager (“Manager”) which holds securities in the performance of the Manager’s duties for the account of any other person (a “Client”); (ii) a licensed trust company (“Trust Company”) acting as trustee or administrator or in a similar capacity for the estates of deceased or incompetent persons (each an “Estate Account”) or in relation to other accounts (each an “Other Account”); (iii) a Crown agent or agency (a “Crown Agent”), (iv) a person established by statute (a “Statutory Body”), the ordinary business or activity of which includes the management of investment funds for employee benefit plans, pension plans and insurance plans (other than insurance plans administered by insurance companies) of various public bodies, and (v) the administrator (“Administrator”) of one or more pension funds or plans (a “Plan”) registered under applicable law. The foregoing exemptions apply only so long as the Manager, Trust Company, Crown Agent, Statutory Body, Administrator or Plan is not then making or has not then publicly announced an intention to make a take-over bid, other than pursuant to a distribution by the Company or by means of ordinary market transactions.

Also, a person will not be deemed to “Beneficially Own” a security because such person (i) is a Client of the same Manager, an Estate Account or an Other Account of the same Trust Company, or a Plan with the same Administrator as another person or Plan on whose account the Manager, Trust Company or Administrator, as the case may be, holds such security; or (ii) is a Client of a

Manager, Estate Account, Other Account or Plan, and the security is owned at law or in equity by the Manager, Trust Company, Administrator or Plan, as the case may be.

A person will not be deemed to “Beneficially Own” any securities that are the subject of a Permitted Lock-Up Agreement. A “Permitted Lock-Up Agreement” is an agreement (the “Lock-Up Agreement”) between a person and one or more holders of Voting Shares and/or Convertible Securities (each a “Locked-Up Person”) (the terms of which are publicly disclosed and reduced to writing and a copy of which is made available to the public (including the Company) not later than the date the Lock-Up Bid (as defined below) is publicly announced or, if the Lock-Up Bid has been made prior to the date on which such agreement is entered into, not later than the date of such agreement), pursuant to which such Locked-Up Person agrees to deposit or tender Voting Shares and/or Convertible Securities to a take-over bid (the “Lock-Up Bid”) made or to be made by the person, any of such person’s Affiliates or Associates or any other person with which, and in respect of which security, such person is acting jointly or in concert, provided that:

(i)	the Lock-Up Agreement permits such Locked-Up Person to terminate its obligation to deposit or tender to or not to withdraw Voting Shares and/or Convertible Securities from the Lock-Up Bid in order to deposit or tender such securities to another take-over bid or support another transaction where:

(A)	the price or value per Voting Share or Convertible Security offered under such other take-over bid or transaction exceeds the price or value per Voting Share or Convertible Security offered under the Lock-Up Bid; or

(B)	the price or value per Voting Share or Convertible Security offered under such other take-over bid or transaction exceeds by as much as or more than a specified amount (the “Specified Amount”) the price or value per Voting Share or Convertible Security offered under the Lock-Up Bid, provided that such Specified Amount is not greater than 7% of the price or value per Voting Share or Convertible Security offered under the Lock-Up Bid; or

(C)	the number of Voting Shares and/or Convertible Securities to be purchased under such other take-over bid or transaction exceeds by as much as or more than a specified number (the “Specified Number”) the number of Voting Shares and/or Convertible Securities that the Offeror has offered to purchase under the Lock-Up Bid at a price or value per Voting Share or Convertible Security that is not less than the price or value per Voting Share or Convertible Security offered under the Lock-Up Bid, provided that the Specified Number is not greater than 7% of the number of Voting Shares and/or Convertible Securities offered under the Lock-Up Bid;

and, for greater certainty, such Lock-Up Agreement may contain a right of first refusal or require a period of delay to give the offeror under the Lock-Up Bid an opportunity to match a higher price, value or number in such other take-over bid or transaction, or other similar limitation on a Locked-Up Person’s right to withdraw Voting Shares from the Lock-Up Agreement, so long as the limitation does not preclude the exercise by the Locked-Up Person of the right to withdraw Voting Shares and/or Convertible Securities in sufficient time to deposit or tender to the other take-over bid or to support the other transaction; and

(ii)	no “break-up” fees, “top-up” fees, penalties, expenses or other amounts that exceed in the aggregate the greater of:

(A)	the cash equivalent of 2.5% of the price or value payable under the Lock-Up Bid to a Locked-Up Person; and

(B)	50% of the amount by which the price or value payable under another take-over bid or other transaction to a Locked-Up Person exceeds the price or value of the consideration that such Locked-Up Person would have received under the Lock-Up Bid, shall be payable by a Locked-Up Person pursuant to the Lock-Up Agreement in the event a Locked-Up Person fails to deposit or tender Voting Shares and/or Convertible Securities to the Lock-Up Bid, or withdraws Voting Shares and/or Convertible Securities previously tendered thereto in order to tender to another take-over bid or support another transaction.

The exclusion of Permitted Lock-Up Agreements from the definition of “Beneficial Ownership” is a change from the Original Rights Plan and is in conformity with Canadian institutional investor guidelines.

     Flip-In Event

A “Flip-In Event” occurs when any person becomes an Acquiring Person. If a Flip-In Event occurs prior to the Expiration Time that has not been waived by the Board (see “Waiver,” below), each Right (except for Rights Beneficially Owned or which may thereafter be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, or any person acting jointly or in concert with an Acquiring Person) or a transferee of any such person, which Rights will become null and void) shall constitute the right to purchase from the Company, on payment of the Exercise Price, Common Shares having an aggregate market price equal to twice the Exercise Price, for an amount in cash equal to the Exercise Price, subject to anti-dilution adjustments.

     Permitted Bid and Competing Permitted Bid

A take-over bid will not trigger a Flip-In Event if it is a Permitted Bid or Competing Permitted Bid. A “Permitted Bid” is a take-over bid made by way of a take-over bid circular to all holders of Voting Shares (other than the Offeror) and which complies with the following additional provisions:

(i)	no Voting Shares and/or Convertible Securities shall be taken up or paid for pursuant to the take-over bid prior to the close of business on a date which is not less than 60 days following the date of the take-over bid;

(ii)	unless the take-over bid is withdrawn, Voting Shares and/or Convertible Securities may be deposited or tendered pursuant to the take-over bid at any time prior to the close of business on the date of first take-up or payment for Voting Shares and/or Convertible Securities and all Voting Shares and/or Convertible Securities deposited or tendered pursuant to the take-over bid may be withdrawn at any time prior to the close of business on such date;

(iii)	more than 50% of the outstanding Voting Shares and/or Convertible Securities held by Independent Shareholders must be deposited or tendered to the take-over bid and not withdrawn at the close of business on the date of first take-up or payment for Voting Shares and/or Convertible Securities; and

(iv)	in the event that more than 50% of the outstanding Voting Shares and/or Convertible Securities held by Independent Shareholders have been deposited or tendered to the take-over bid and not withdrawn as at the date of first take-up or payment for Voting Shares and/or Convertible Securities under the take-over bid, the Offeror will make a public announcement of that fact and the take-over bid will remain open for deposits and tenders of Voting Shares and/or Convertible Securities for not less than 10 business days from the date of such public announcement.

A Competing Permitted Bid is a take-over bid that is made after a Permitted Bid has been made but prior to its expiry, termination or withdrawal and that satisfies all the requirements of a Permitted Bid as described above, except that a Competing Permitted Bid is only required to remain open until a date that is not less than the later of 35 days (increased from 21 days to conform to changes in Canadian securities laws) after the date of the take-over bid constituting the Competing Permitted Bid and 60 days after the date of the take-over bid of the prior bid.

     Redemption

Redemption of Rights on Approval of Holders of Voting Shares and Rights. With the prior consent of the holders of Voting Shares or Rights, the Board may at any time prior to the occurrence of a Flip-In Event that has not been waived, elect to redeem all but not less than all of the outstanding Rights at a redemption price of $0.00001 per Right (the “Redemption Price”), subject to adjustment for anti-dilution as provided in the 2004 Rights Agreement. The requirement to obtain the prior consent of the holders of Voting Shares or Rights under this provision is a change from the Original Rights Plan, which did not require such prior consent. This change is in conformity with Canadian institutional investor guidelines.

Deemed Redemption. If a person who has made a Permitted Bid, a Competing Permitted Bid or an Exempt Acquisition in respect of which the Board has waived or has been deemed to have waived the application of the 2004 Rights Plan consummates the acquisition of the Voting Shares, the Board shall be deemed to have elected to redeem the Rights for the Redemption Price.

Redemption of Rights on Withdrawal or Termination of Bid. Where a take-over bid that is not a Permitted Bid or Competing Permitted Bid expires, is withdrawn or otherwise terminates after the Separation Time and prior to the occurrence of a Flip-In Event, the Board may elect to redeem all the outstanding Rights at the Redemption Price. Upon the Rights being so redeemed, all the provisions of the 2004 Rights Plan shall continue to apply as if the Separation Time had not occurred and Rights Certificates had not been mailed, and the Separation Time shall be deemed not to have occurred.

     Waiver

Discretionary Waiver respecting Acquisition not by Take-over Bid Circular. With the prior consent of the holders of Voting Shares the Board may, prior to the occurrence of a Flip-In Event that would occur by reason of an acquisition of Voting Shares otherwise than pursuant to a take-over bid made by means of a take-over bid circular sent to all holders of Voting Shares or by inadvertence when such inadvertent Acquiring Person has then reduced its holdings to below 20%, waive the application of the 2004 Rights Plan to such Flip-In Event. The requirement to obtain the prior consent of the holders of Voting Shares under this provision is a change from the Original Rights Plan, which provided the Board with a discretionary waiver without such prior consent. This change is in conformity with Canadian institutional investor guidelines.

Discretionary Waiver respecting Acquisition by Take-over Circular and Mandatory Waiver of Concurrent Bids. The Board may, prior to the occurrence of a Flip-In Event that would occur by reason of an acquisition of Voting Shares pursuant to a take-over bid made by means of a take-over bid circular sent to all holders of Voting Shares, waive the application of the 2004 Rights Plan to such a Flip-In Event, provided that if the Board waives the application of the 2004 Rights Plan to such a Flip-In Event, the Board shall be deemed to have waived the application of the 2004 Rights Plan in respect of any other Flip-In Event occurring by reason of any such take-over bid made by means of a take-over bid circular sent to all holders of Voting Shares prior to the expiry of the take-over bid for which a waiver is, or is deemed to have been, granted.

Waiver of Inadvertent Acquisition. The Board may waive the application of the 2004 Rights Plan in respect of the occurrence of any Flip-In Event if (i) the Board has determined that a person became an Acquiring Person under the 2004 Rights Plan by inadvertence and without any intent or knowledge that it would become an Acquiring Person; and (ii) the Acquiring Person has reduced its Beneficial Ownership of Voting Shares such that at the time of waiver the person is no longer an Acquiring Person.

     Supplements and Amendments

The Company may make changes to the 2004 Rights Agreement prior to or after the Separation Time to correct any clerical or typographical error or to maintain the validity of the 2004 Rights Agreement as a result of any change in any applicable legislation, rules or regulation without the approval of the holders of the Voting Shares or Rights. The Company may also make changes to the 2004 Rights Agreement prior to the Meeting without the approval of the holders of the Voting Shares or the Rights.

The Company may, with the approval of the holders of Voting Shares, at any time prior to the Separation Time, make changes to or rescind any of the provisions of the 2004 Rights Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally).

The Company may, with the approval of the holders of Rights, at any time after the Separation Time, make changes to or rescind any of the provisions of the 2004 Rights Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally).

     Anti-Dilution Adjustments

The Exercise Price of a Right, the number and kind of shares subject to purchase upon exercise of a Right, and the number of Rights outstanding, will be adjusted in certain events, including:

(i)	if there is a dividend payable in Common Shares or Convertible Securities (other than pursuant to any optional stock dividend program, dividend reinvestment program or dividend payable in Common Shares in lieu of a regular cash dividend) on the Common Shares, or a subdivision or consolidation of the Common Shares, or an issuance of Common Shares or Convertible Securities in respect of, in lieu of or in exchange for Common Shares; or

(ii)	if the Company fixes a record date for the distribution to all holders of Common Shares of certain rights, options or warrants to acquire Common Shares or Convertible Securities, or for the making of a distribution to all holders of Common Shares of evidences of indebtedness or assets (other than regular periodic cash dividends or stock dividends payable in Common Shares) or rights or warrants.

(d)	Approval of Amendment to the Company’s Amended and Restated 1997 Stock Option Plan

The purpose of the Amended and Restated 1997 Stock Option Plan (the “Plan”) is to afford the persons who provide services to the Company, whether directors, officers, employees or consultants of the Company or its subsidiaries, an opportunity to obtain a proprietary interest in the Company by permitting them to purchase Common Shares of the Company and to aid in attracting, as well as retaining and encouraging the continued involvement of such persons with the Company. Currently, the maximum number of shares to be issued upon exercise of all options granted under the Plan has been set at 9,000,000 Common Shares. As of April 7, 2004, only 1,441,149 Common Shares remain available for grant.

On April 8, 2004 the Board approved an amendment to the Plan, subject to shareholder approval, to reserve an additional 6,000,000 shares for the Plan, thereby increasing the total number of shares reserved for issuance under the Plan from 9,000,000 to 15,000,000 shares. Under the TSX’s policy respecting stock options, shareholder approval is required where the number of common shares reserved for issuance under a stock option plan could, at any time, exceed 10% of the outstanding shares of a company. An application has been made to the TSX for conditional approval of the amendment to the Plan and the amendment is subject to regulatory approval. The American Stock Exchange rules require shareholder approval for any material amendment to a company’s stock option plan. The amendment to the Plan will permit the Board to reserve an additional 6,000,000 common shares which, together with the common shares currently reserved for issuance, represent approximately 11% of the currently issued and outstanding shares of the Company. The Company is seeking the approval of the shareholders to amend the Plan to allow for the increase of the maximum number of Common Shares to be issued upon exercise of all options granted under the Plan from 9,000,000 to 15,000,000.

A summary of the material provisions of the Plan, as amended, is set forth below. This summary is not complete and is qualified in its entirety by the text of the Amended and Restated 1997 Stock Option Plan, as amended, attached hereto as Appendix B. The Plan is also available for review at the offices of Field LLP located at 1900, 350 – 7th Avenue S.W., Calgary, Alberta, and at the offices of the Company, during normal business hours.

At the Meeting, the shareholders will be asked to consider and, if thought fit, approve by ordinary resolution, the amendment to the Plan to increase the maximum number of Common

Shares to be delivered upon exercise of all options granted under the Plan from 9,000,000 to 15,000,000.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

The text of the resolution approving the amendment to the Plan to be considered at the meeting will be substantially as follows:

“Be it resolved that:

1.	The following amendment to the stock option plan of the Company approved by the Board on April 8, 2004, and set forth below:

Paragraph 4.1(a) under the heading “Number of Shares Reserved Under the Plan” be and is hereby deleted and replaced with the following:

“(a)	the maximum number of Shares issuable pursuant to the exercise of options granted under the Plan shall be 15,000,000 (including such number of Shares issuable upon exercise of options granted under the 1992 Plan as of the effective date of the Plan) provided, however, if, after the effective date of the Plan, any Shares covered by an option granted under the Plan, or to which such an option relates, are forfeited, or if an option has expired, terminated or been cancelled for any reason whatsoever (other than by reason of exercise), then the Shares covered by such option shall again be, or shall become, Shares with respect to which options may be granted hereunder;”

be and is hereby approved, confirmed and ratified;

2.	The Second Amended and Restated 1997 Stock Option Plan, attached hereto as Appendix B, be and is hereby approved, confirmed and ratified;

3.	The making by the Board of such additions, deletions and modifications to the Plan as may be necessary or advisable to give effect to these resolutions or as may be required by applicable regulatory authorities, be and is hereby approved;

4.	Any officer or director of the Company be and is hereby authorized to execute all such deeds, documents and other writings and perform such acts as may be necessary in order to give effect to the amendment of the Plan and the Board from time to time is authorized to grant options in the capital stock of the Company pursuant to and in accordance with the Plan as amended;

5.	The Company is authorized to reserve and issue up to 6,000,000 additional Common Shares in the capital of the Company for issuance upon exercise of stock options pursuant to the Plan, as amended.”

Unless otherwise indicated in the Proxy, it is management’s intention to vote the proxies in favour of the resolution approving the amendment to the Plan.

Summary of the Plan

     General

The Plan provides for the grant of stock options to certain key employees, consultants and directors of the Company and certain subsidiaries. Currently, there are approximately 60 key employees (including executive officers) and five non-employee directors of the Company and its subsidiaries who are eligible to receive options under the Plan.

     Administration

The Plan is currently administered by the Compensation Committee (the “Committee”), except that with respect to options granted to non-employee directors, the Plan is administered by the Board. The Committee or the Board, as the case may be, has the authority, subject to the terms of the Plan, to determine when and to whom to make grants under the Plan, the number of shares to be covered by the grants, the terms of options granted and the exercise price of options, and to prescribe, amend and rescind rules and regulations relating to the Plan. Under the terms of the Plan, only options that are not “incentive stock options” within the meaning of section 422 of the US Internal Revenue Code may be granted.

     Shares Available for Awards

Subject to certain other limitations, the maximum number of shares that will be reserved for issuance under the Plan, as amended, is 15,000,000. Currently, the number of shares reserved for issuance pursuant to outstanding options is 4,799,607. The maximum number of shares that may be issued to any optionee in any one calendar year is 400,000.

     Terms of Options and Vesting

Options granted under the Plan will be exercisable over a period determined by the Committee in its discretion, but not to exceed ten years from the date of grant, and the exercise price of an option may not be less than the fair market value of the Common Shares on the date of grant, which is defined as the Closing Price of the Common Shares on the stock exchange or other market on which Common Shares of the Company principally trade on the day immediately preceding the date of grant. In addition, such options may be subject to vesting conditions established by the Committee or the Board, as the case may be, and provided in a separate option agreement evidencing the grant of such option.

     Termination of Employment or Service

In the event of an optionee’s termination of employment or service prior to the time all or any portion or an option vests, such option, to the extent not vested, shall terminate. Except as otherwise provided by the Committee or the Board, as the case may be, if an optionee ceases to be employed by, or provide services to, the Company for any reason (other than by reason of death), the optionee’s options generally will expire 30 days following such termination in the case of a non-director optionee and within 12 months in the case of a director optionee. If the optionee dies while employed (or within the 30-day period referred to the preceding sentence), all outstanding options, to the extent then vested, may be exercised within one year after the optionee’s date of death by the person or persons to whom the optionee’s rights pass. In no case may options be exercised later than the expiration date specified in the grant. Options may be transferred by a optionee only by will or by the laws of descent and distribution, and during his or her lifetime may be exercised only by the optionees.

     Loans to Employees

The Plan provides for interest free loans to be made available to optionees who are employees of the Company or its subsidiaries, the proceeds of which must be used directly for the exercise of options under the Plan. Under the Plan the optionee is required to pledge the shares as security for the timely repayment of the loan and the Company’s sole recourse for repayment and recovery of the loan shall be against the pledged shares. The term of the loan shall be five years from the date of the loan provided that the due date for the loan shall not be extended beyond a date which is ten years from the date of the grant of the particular option and the loan shall be repaid within 30 days of the earlier of the date upon which the optionee ceases to be an employee or the date upon which the optionee receives notice from the Company of his termination. The Compensation Committee and the Board do not intend to extend such loans to directors or executive officers of the Company and there are no such loans outstanding.

     Exercise of Option

Options granted under the Plan are deemed exercised upon (i) delivery of written notice to the Company of the decision to exercise and (ii) tender of full payment (A) by certified or official bank check, or (B) by way of the proceeds of an interest-free loan from the Company as discussed above.

The exercise price and the number of shares to be purchased by an optionee upon the exercise of an option will be adjusted by the Committee, or the Board, as the case may be, in accordance with the terms of the Plan in connection with the occurrence of certain corporate events or changes to the Common Shares.

The Plan provides that it will terminate, unless earlier terminated as provided therein, on the tenth anniversary of its approval. The Plan provides that it generally may be amended or terminated at any time by the Board; provided, however, that any such amendment or termination shall be subject to any necessary stock exchange, regulatory or shareholder approval. In addition, no amendment to an option may adversely affect the rights under such option without the consent of the optionee.

     Options Granted Under the Plan

The following table sets forth the number of stock options granted under the Plan through April 7, 2004 to the following persons:

Total Options Granted Under the
Name	Plan Through April 7, 2004
Peter J. Bradford	1,049,000
President and Chief Executive Officer
Allan J. Marter	392,000
Senior Vice President, Chief Financial Officer and Secretary
Richard Q. Gray	417,000
Senior Vice President and Chief Operating Officer
Douglas A. Jones	225,000
Vice President, Exploration
All current executive officers as a group (5 persons)	2,308,000
All current directors who are not executive officers as a group (5 persons)
Michael P. Martineau	977,500
Nominee	0
All employees as a group	8,866,159

     U.S. Federal Income Tax Consequences of Participation in the Plan

The following summary of the U.S. Federal income tax consequences of the grant and exercise of non-qualified stock options awarded under the Plan, and the disposition of shares purchased pursuant to the exercise of such stock options, is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state and local tax considerations.

No income will be realized by an optionee upon grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the optionee will generally recognize ordinary compensation income (subject to income tax and employment tax withholding) in an amount equal to the excess, if any, of the fair market value of the underlying stock over the option exercise price (the “Spread”) at the time of exercise or up to six months later if the optionee is subject to Section 16(b) of the Exchange Act. The optionee’s tax basis in the underlying shares acquired by exercise of a non-qualified stock option will be equal to the sum of the exercise price plus the Spread. Upon sale of the shares received by the optionee upon exercise of the non-qualified stock option, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The optionee’s holding period for shares acquired pursuant to the exercise of a non-qualified stock option will begin on the date of exercise of such option.

The foregoing constitutes a brief summary of the principal federal income tax consequences of the transactions based on current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences. Optionees in the Plan are urged to consult their own tax advisors with respect to the consequences of their participation in the Plan.

     New Plan Benefits

Any future benefits under the Plan will depend on the Company’s performance and decisions of the Committee or the Board, as applicable, regarding the granting of stock options as well as the fair market value of the Common Shares at various future dates. As a result, it is not possible to determine the benefits that will be received by directors, officers and key employees if amendment to the Plan is approved by the shareholders. Because the Plan was in effect and sufficient stock options were available under the Plan in 2003, 2003 compensation of the directors or employees would not have been impacted if the amendment to the Plan was effective prior to the beginning of the 2003 fiscal year.

     (e) Appointment of Auditor

It is proposed to approve an ordinary resolution to appoint the firm of PricewaterhouseCoopers LLP as auditor of the Company to hold office until the close of the next annual general meeting of shareholders or until PricewaterhouseCoopers LLP is removed from office or resigns as provided by law and by the Company’s by-laws and to authorize the directors of the Company to fix the remuneration of PricewaterhouseCoopers LLP as auditors of the Company. Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate shareholder questions.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

Unless otherwise indicated in the Proxy, it is management’s intention to vote the proxies in favour of the appointment of the above auditor and to authorize the directors of the Company to fix the remuneration of PricewaterhouseCoopers LLP as auditors.

AVAILABILITY OF DOCUMENTS

The following documents, filed or to be filed with various securities commissions or similar authorities in the USA and various provinces of Canada, may be obtained, after filing, by shareholders of the Company on request without charge from the Secretary of Golden Star Resources Ltd., 10901 West Toller Drive, Suite 300, Littleton, Colorado, USA 80127-6312 (Tel.: (303) 830-9000; Toll Free: (800) 553-8436; Fax: (303) 830-9094):

a)	the Company’s Annual Report on Form 10-K or Annual Information Form for the year ended December 31, 2003, as may be amended, together with any document, or the pertinent pages of any document, incorporated by reference therein; and

b)	comparative audited consolidated financial statements of the Company and the notes thereto as at and for the fiscal years ended December 31, 2003, 2002 and 2001, together with the report of the auditors thereon, and any interim financial statements of the Company that may be subsequently filed.

ACCOMPANYING FINANCIAL INFORMATION AND INCORPORATION BY REFERENCE

The following financial statements and information of the Company accompany and form part of, and are specifically incorporated by reference into, this Management Information Circular: (a) Consolidated Balance Sheets as of December 31, 2003 and 2002, and Consolidated Statements of Operations, Consolidated Statement of Changes in Shareholders’ Equity, and Consolidated Statements of Cash Flows for the years ended December 31, 2003, 2002 and 2001; (b) the Notes to the Consolidated Financial Statements; (c) the Auditors’ Report on such financial statements; (d) the report on Management’s Responsibility for Financial Information; and (e) Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The reports of the Compensation and Audit Committees and the information under the heading “Performance Graph” shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

2003 ANNUAL REPORT

The Annual Report for the fiscal year ended December 31, 2003 accompanies this Management Information Circular. The consolidated financial statements of the Company, the accompanying notes and report of the independent auditors, the selected financial data for each of the years ended December 31, 2003, 2002 and 2001 and management’s discussion and analysis of the Company’s financial condition and results of operations are included in the Annual Report.

2005 SHAREHOLDER PROPOSALS

To be eligible for inclusion in the Company’s proxy statement for the year 2005 Annual Meeting of Shareholders, shareholder proposals prepared in accordance with the proxy rules must be received at the Company’s corporate office, 10901 West Toller Drive, Suite 300, Littleton, Colorado, USA 80127-6312, Attention: Corporate Secretary, on or before January 21, 2005.

OTHER MATTERS

Management of the Company is not aware of any other matters to come before the Meeting other than as set forth in the Notice of the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote the shares represented thereby in accordance with their best judgment on such matter.

GENERAL

All matters to be brought before the Meeting, except for the resolution approving the adoption of the 2004 Shareholders Protection Rights Plan, require, for the passing of same, a simple majority of the votes cast in person or by proxy at the Meeting by the holders of Common Shares. To continue a shareholder protection rights plan for the Company beyond June 30, 2004, the Rights Plan Resolution must be passed by a simple majority of the votes cast by Independent Shareholders (as defined herein) who vote in respect thereof. At the date of this Circular, the Company believes that all holders of Common Shares are Independent Shareholders. If a majority of the Common Shares represented at the Meeting should be withheld from voting for the appointment of PricewaterhouseCoopers LLP as auditors of the Company, the Board will appoint another firm of chartered accountants based upon the recommendation of the audit committee, which appointment for any period subsequent to the next annual meeting of shareholders will be subject to approval by the shareholders at that meeting.

The contents and the sending of this Management Information Circular have been approved by the Board.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s officers, directors and more than 10% shareholders are required to file beneficial ownership reports under Section 16(a) of the Exchange Act. Dr. Jones filed a Form 3 late and reported one transaction late on a Form 4. Mr. Higson-Smith filed a Form 3 late and reported one transaction late on a Form 4. Based solely on the review of the section 16(a) reports filed by the directors and executive officers, and upon representations from those persons, the Company is not aware of any other delinquent filings.

CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

DATED this 20th day of April, 2004.

ON BEHALF OF THE MANAGEMENT OF GOLDEN STAR RESOURCES LTD.

“Peter J. Bradford”	“Allan J. Marter”

Peter J. Bradford	Allan J. Marter
President and Chief Executive Officer	Senior Vice President and Chief Financial Officer

APPENDIX A

GOLDEN STAR RESOURCES LTD.

COMPANY POLICY

AUDIT COMMITTEE CHARTER
(As adopted January 29, 2004)

There shall be a Committee of the Board of Directors (the “Board”) of Golden Star Resources Ltd., a Canadian corporation (the “Corporation”), to be known as the Audit Committee (the “Committee”) whose membership, authority and responsibilities shall be as set out in this amended and restated audit committee charter. The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities, primarily through overseeing management’s conduct of the Corporation’s accounting and financial reporting process and systems of internal accounting and financial controls; selecting, retaining and monitoring the independence and performance of the Corporation’s outside auditors, including overseeing the audits of the Corporation’s financial statements, and approving any non audit services; and providing an avenue of communication among the outside auditors, management and the Board.

MEMBERSHIP

     1. The Committee shall have at least three (3) members at all times, each of whom must be a member of the Board and must be independent as required by applicable law and applicable stock exchange listing rules (the “Listing Rules”). A member of the Committee shall be considered independent if (a) he or she is not an employee of the Corporation; (b) he or she does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Corporation or its subsidiaries other than in connection with serving on the Committee, any other Board committee or as a member of the Board; (c) he or she is not an “affiliated person” of the Corporation or any Corporation subsidiary as defined by rules of the Securities and Exchange Commission (“SEC”), including rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Listing Rules; and (d) he or she meets all other requirements for independence imposed by law and the Listing Rules from time to time and any requirements imposed by any Canadian body having jurisdiction over the Corporation.

     2. All members of the Committee shall have a practical knowledge of finance and accounting and be able to read and understand fundamental financial statements from the time of their respective appointments to the Committee. In addition, members may be required to participate in continuing education if required by applicable law or the Listing Rules.

     3. At least one member of the Committee shall be a “financial expert” as defined by Item 401(h) of Regulation S-K, unless otherwise determined by the Board, and at least one member shall meet the financial sophistication standards under the Listing Rules.

     4. Each member of the Committee shall be appointed by the Board and shall serve until the earlier to occur of the date on which he or she shall be replaced by the Board, resigns from the Committee, or resigns from the Board.

APPENDIX A

MEETINGS

     1. The Committee shall meet as frequently as required, but no less than four times annually and at least quarterly. The Board shall name a chairperson of the Committee, who shall prepare and/or approve an agenda in advance of each meeting and shall preside over meetings of the Committee. In the absence of the chairperson, the Committee shall select a chairperson for that meeting. A majority of the members of the Committee shall constitute a quorum and the act of a majority of the members present at a meeting where a quorum is present shall be the act of the Committee. The Committee may also act by unanimous written consent of its members. The Committee shall maintain minutes or other records of meetings and activities of the Committee.

     2. The Committee shall, through its chairperson, report regularly to the Board following the meetings of the Committee, addressing such matters as the quality of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance and independence of the outside auditors, the performance of any internal audit function and other matters related to the Committee’s functions and responsibilities.

     3. The Committee shall at least annually meet separately with each of the Corporation’s senior management, the Corporation’s chief financial officer and the Corporation’s outside auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately.

RESPONSIBILITIES, DUTIES AND POWERS

     1. The Committee’s principal responsibility is one of oversight. The Corporation’s management is responsible for preparing the Corporation’s financial statements, and the Corporation’s outside auditors are responsible for auditing and/or reviewing those financial statements. In carrying out these oversight responsibilities, the Committee is not providing any expert or special assurance as to the Corporation’s financial statements or any professional certification as to the outside auditors’ work.

     2. The designation or identification of a member of the Committee as an “audit committee financial expert” does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Committee and Board of Directors in the absence of such designation or identification; and (ii) the designation or identification of a member of the Committee as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Committee or Board of Directors.

     3. The Committee’s specific responsibilities and powers are as set forth below.

General Duties And Responsibilities

•	Periodically review with management and the outside auditors the applicable law and the Listing Rules relating to the qualifications, activities, responsibilities and duties of audit committees and compliance therewith, and also take, or

APPENDIX A

recommend that the Board take, appropriate action to comply with such law and rules.

•	Review and evaluate, at least annually, the adequacy of this charter and make recommendations for changes to the Board.

•	Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable business conduct, accounting or auditing matters.

•	Retain, at the Corporation’s expense, independent counsel, accountants or others for such purposes as the Committee, in its sole discretion, determines to be appropriate to carry out its responsibilities.

•	Prepare annual reports of the Committee for inclusion in the proxy statements for the Corporation’s annual meetings.

•	Investigate any matter brought to its attention related to reports of improper business conduct, financial, accounting and audit matters and have full access to all books, records, facilities and personnel of the Corporation.

•	Undertake such additional responsibilities as from time to time may be delegated to it by the Board, required by the Corporation’s articles or bylaws or required by law or Listing Rules.

Auditor Independence

•	Be directly responsible for the appointment, compensation, retention, termination, and oversight, subject to the requirements of Canadian law, of the work of any outside auditor engaged by the Corporation for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The outside auditors shall report directly to the Committee.

•	Be vested with all responsibilities and authority required by Rule 10A-3 under the Exchange Act.

•	Pre-approve all engagement letters and fees for all auditing services (including providing comfort letters in connection with securities underwritings) and non-audit services performed by the outside auditors, subject to any exception under Section 10A of the Exchange Act and any rules promulgated thereunder. Pre-approval authority may be delegated to a Committee member or a subcommittee, and any such member or subcommittee shall report any decisions to the full Committee at its next scheduled meeting. The Committee shall not approve an engagement of outside auditors to render non-audit services that are prohibited by law or the Listing Rules.

APPENDIX A

•	Obtain from the outside auditors assurance that they have complied with Section 10A, as amended, of the Exchange Act and the rules promulgated thereunder.

•	Review with the outside auditors, at least annually, the auditors’ internal quality control procedures and any material issues raised by the most recent internal quality peer review of the outside auditors.

Internal Control

•	Review annually the adequacy and quality of the Corporation’s financial and accounting staffing, the need for and scope of internal audit reviews, and the plan, budget and the designations of responsibilities for any internal audit.

•	Review the performance and material findings of internal audit reviews.

•	Review annually with the outside auditors any significant matters regarding the Corporation’s internal controls and procedures over financial reporting that have come to their attention during the conduct of their annual audit, and review whether internal control recommendations made by the auditors have been implemented by management.

•	Review major risk exposures (whether financial, operating or otherwise) and the guidelines and policies that management has put in place to govern the process of monitoring, controlling and reporting such exposures.

•	Review and evaluate at least annually the Corporation’s policies and procedures for maintaining and investing cash funds and for hedging (metals, foreign currency, etc.)

•	Review annually management’s report on internal controls and the auditor’s attestation regarding management’s assessment of internal controls, when and as required by Section 404 of the Sarbanes-Oxley Act.

•	Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal controls and ensuring that all supervisory and accounting employees understand their roles and responsibilities with respect to internal controls.

Annual And Interim Financial Statements

•	Review, evaluate and discuss with the outside auditors and management the Corporation’s audited annual financial statements and other information that is to be included in the Corporation’s annual report on Form 10-K, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and the results of the outside auditors’ audit of the Corporation’s annual financial statement, including the accompanying footnotes and the outside auditors’ opinion, and determine whether to recommend to the

APPENDIX A

Board that the financial statements be included in the Corporation’s annual report on Form 10-K for filing with the SEC.

•	Review, evaluate and discuss the nature and extent of any significant changes in Canadian and U.S. accounting principles or the application of accounting principles.

•	Require the outside auditors to review the Corporation’s interim financial statements, and review and discuss with the outside auditors and management the Corporation’s interim financial statements and other information to be included in the Corporation’s quarterly reports on Form 10-Q, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, prior to filing such reports with the SEC.

•	Review and discuss with the Corporation’s management and outside auditors significant accounting and reporting principles, practices and procedures applied in preparing the financial statements and any major changes to the Corporation’s accounting or reporting principles, practices or procedures, including those required or proposed by professional or regulatory pronouncements and actions, as brought to its attention by management and/or the outside auditors.

•	Review and discuss all critical accounting policies identified to the Committee by management and the outside auditors.

•	Review significant accounting and reporting issues, including recent regulatory announcements and rule changes and Canadian and U.S. GAAP matters and understand their impact on the financial statements.

•	Discuss alternative treatments of financial information under generally accepted accounting principles, the ramifications of each treatment and the method preferred by the Corporation’s outside auditors.

•	Review the results of any material difficulties, differences or disputes with management encountered by the outside auditors during the course of the audit or reviews and be responsible for overseeing the resolution of such difficulties, differences and disputes.

•	Review the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), relating to the conduct of the audit.

•	Receive from the outside auditors, review and discuss a formal written statement delineating all relationships between the outside auditors and the Corporation, consistent with the Independence Standards Board, Standard No. 1, regarding relationships and services, which may impact the objectivity and independence of the outside auditors, and other applicable standards. The statement shall include a description of all services provided by the outside auditors and the related fees.

APPENDIX A

The Committee shall actively discuss any disclosed relationships or services that may impact the objectivity and independence of the outside auditors.

•	Review the scope, plan and procedures to be used on the annual audit and receive confirmation from the outside auditors that no limitations have been placed on the scope or nature of their audit scope, plan or procedures.

Related Party Transactions

•	Review any transaction involving the Corporation and a related party at least once a year or upon any significant change in the transaction or relationship. For these purposes, a “related party transaction” includes any transaction required to be disclosed pursuant to Item 404 of Regulation S-K.

Earnings Press Releases

•	Review and discuss with management and the outside auditors prior to release all earnings press releases of the Corporation, as well as any financial information and earnings guidance, if any, provided by the Corporation to analysts and rating agencies.

Compliance With Law And Regulations

•	Meet at least annually with management to review compliance with laws and regulations (including insider reporting) in all operating jurisdictions, the effectiveness of the Corporation’s systems for monitoring compliance with laws and regulations and the results of the investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting regularities.

•	Periodically obtain updates from management regarding compliance matters.

Compliance With Corporate Business Conduct Or Ethics Policies

•	Review with management, the outside auditors and legal counsel, as the Committee deems appropriate, actions taken to ensure compliance with any code of ethics or conduct for the Corporation established by the Board.

•	Review at least annually the Corporation’s Business Conduct Policy and any other code of ethics adopted to comply with Section 406 of the Sarbanes-Oxley Act.

•	Evaluate whether management is setting the appropriate tone at the top by communicating the importance of the Corporation’s ethics and conduct codes.

APPENDIX B

GOLDEN STAR RESOURCES LTD.

SECOND AMENDED AND RESTATED 1997 STOCK OPTION PLAN
(Effective Date of Amendment April 8, 2004)

1.	PURPOSE

1.1	The purpose of the 1997 Stock Option Plan (the “Plan”) is to advance the interests of Golden Star Resources Ltd. (the “Corporation”) by encouraging equity participation in the Corporation by selected key employees, consultants and directors of the Corporation or subsidiaries of the Corporation through the acquisition of common shares without par value (“Shares”) in the Corporation. Any reference herein to the Corporation or any subsidiary of the Corporation shall be deemed to refer to any predecessor or successor corporation thereto.

It is the further purpose of this Plan to permit the granting of awards that will constitute performance-based compensation for certain executive officers, as described in section 162(m) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder.

As of the effective date of the Plan, the 1992 Employees’ Stock Option Plan and the 1992 Non-Discretionary Directors’ Stock Option Plan (collectively, the “1992 Plans”) will be terminated subject to the assumption under the Plan of outstanding options granted under the 1992 Plans.

2.	ADMINISTRATION OF THE PLAN

2.1	The Plan will be administered by a specifically designated independent committee (“Independent Committee”) of the Board of Directors of the Corporation (the “Board of Directors”), except that with respect to options granted to non-employee directors of the Corporation, the Board of Directors shall serve as the Committee, and, where applicable, any reference herein to the Independent Committee shall be deemed to refer to the Board of Directors. The Independent Committee shall consist of such two or more directors of the Corporation as the Board of Directors may designate from time to time, all of whom shall be and remain directors of the Corporation. To the extent necessary to comply with Code section 162(m) or Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended (“Rule 16b-3”), each member of the Independent Committee shall be intended to be an “outside director” within the meaning of Code section 162(m) or a “non-employee director” within the meaning of Rule 16b-3. The Independent Committee is authorized to interpret and to implement the Plan and all Plan agreements and may from time to time amend or rescind rules and regulations required for carrying out the Plan. The Independent Committee shall have the authority to exercise all of the powers granted to it under the Plan, to make any determination necessary or advisable in administering the Plan and to correct any defect, supply any

1

APPENDIX B

omission and reconcile any inconsistency in the Plan. Any such interpretation or construction of any provision of the Plan shall be final and conclusive. Notwithstanding the foregoing, the Board of Directors may resolve to administer the Plan with respect to all of the Plan or certain participants and/or awards made or to be made under the Plan. To the extent that the Board of Directors determines to administer the Plan, all references herein to the Independent Committee shall be deemed to refer to the Board of Directors.

All administrative costs of the Plan shall be paid by the Corporation. No member of the Independent Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

3.	PARTICIPATION

3.1	Options may be granted under the Plan to persons who are directors or key employees (including officers, whether or not directors, and part-time employees) of, or independent consultants to, the Corporation or any of its subsidiaries who, by the nature of their positions or jobs, are in the opinion of the Independent Committee in a position to contribute to the success of the Corporation or any of its subsidiaries or who, by virtue of their length of service to the Corporation or to any of its subsidiaries are, in the opinion of the Independent Committee, worthy of special recognition. Designation of a participant in any year shall not require the designation of such person to receive an option in any other year. The Independent Committee shall consider such factors as it deems pertinent in selecting participants and in determining the amount and terms of their respective options.

3.2	Subject to applicable regulatory approval, options may also be granted under the Plan in exchange for outstanding options granted by the Corporation, whether such outstanding options are granted under the Plan, under any other stock option plan of the Corporation or under any stock option agreement with the Corporation. Options granted under the 1992 Plans which are outstanding upon the effectiveness of the Plan will be assumed and will be deemed to be governed by the Plan as of such date.

3.3	Options may also be granted under the Plan in substitution for outstanding options of another corporation in connection with a plan of arrangement, amalgamation, merger, consolidation, acquisition of property or shares, or other reorganization between or involving such other corporation and the Corporation or any of its subsidiaries.

4.	NUMBER OF SHARES RESERVED UNDER THE PLAN

4.1	The number of Shares reserved for issuance under the Plan is limited as follows:

(a)	the maximum number of Shares issuable pursuant to the exercise of options granted under the Plan shall be 9,000,000 (including such number of Shares issuable upon exercise of options granted under the 1992 Plan as of the effective date of the Plan) provided, however, if, after the effective date of the Plan, any Shares covered by an option granted under the Plan, or to which such an option

2

APPENDIX B

relates, are forfeited, or if an option has expired, terminated or been cancelled for any reason whatsoever (other than by reason of exercise), then the Shares covered by such option shall again be, or shall become, Shares with respect to which options may be granted hereunder;

(b)	the number of Shares that may be reserved from time to time under the Plan for issuance to Insiders (as defined below) of the Corporation shall be limited to that number which is equal to the difference between (i) 10% of the outstanding number of Shares from time to time, and (ii) the number of Shares that are reserved for issuance to Insiders pursuant to stock options granted under other stock option plans or arrangements of the Corporation;

(c)	the total number of Shares issuable within any one-year period to all Insiders of the Corporation pursuant to the exercise of vested options granted under the Plan or pursuant to any other share compensation arrangements of the Corporation shall not exceed 10% of the Outstanding Issue;

(d)	the total number of Shares reserved for issuance to any one optionee pursuant to options granted under the Plan or other stock option plans or arrangements of the Corporation shall not exceed 5% of the outstanding number of Shares from time to time; and

(e)	the total number of Shares issuable within any one-year period to an Insider and, if applicable, such Insider’s “associates” (as defined under the Securities Act (Ontario) pursuant to the exercise of vested options granted under the Plan or any other share compensation arrangements of the Corporation shall not exceed 5% of the Outstanding Issue.

“Insiders” has the meaning set forth in the Toronto Stock Exchange’s policy issued March 22, 1994 entitled “Employee Stock Option and Stock Purchase Plans, Options for Services and Related Matters.”

“Outstanding Issue”, for the purposes of the Plan, is determined on the basis of the number of Shares that are outstanding immediately prior to the Shares issuance in question, excluding Shares issued pursuant to the Plan or the Corporation’s other share compensation arrangements over the preceding one-year period. The maximum number of Shares set forth in Section 4.1(a) shall be appropriately adjusted in the event of any subdivision or consolidation of the Shares or in the discretion of the Independent Committee, to reflect any other corporate event or change in the Shares.

5.	NUMBER OF OPTIONED SHARES PER OPTIONEE

5.1	Subject to Section 4.1 hereof, the maximum number of Shares subject to options granted to any one participant under the Plan in any one calendar year shall not exceed 400,000 (subject to adjustment in the event of any subdivision or consolidation of the Shares). Subject to these limitations, however, the determination regarding the number of

3

APPENDIX B

optioned Shares that may be granted to each optionee pursuant to an option will be made by the Independent Committee and will take into consideration the optionee’s present and potential contribution to the success of the Corporation.

6.	PRICE

6.1	The exercise price per optioned Share shall be determined by the Independent Committee at the time the option is granted, but such price shall not be less than the fair market value per Share on the date of grant. For the purposes of the Plan, “fair market value” per Share shall mean the closing price of the Shares on the stock exchange or other market on which the Shares principally traded on the day immediately preceding the date of grant.

7.	EXERCISE OF OPTIONS

7.1	The period during which an option may be exercised (the “Option Period”) shall be determined by the Independent Committee at the time the option is granted and may be up to 10 years from the date the option is granted, except as the same may be reduced pursuant to the provisions of Sections 8 and 9 hereof.

7.2	In order to ensure that the Corporation will receive the benefits contemplated in exchange for the options granted hereunder, no option shall be exercisable until it has vested. The vesting schedule for each option shall be specified in an option agreement as provided for in Section 12 hereof; provided, however, that the Independent Committee shall have the right with respect to any one or more optionees to accelerate the time at which an option may be exercised. Notwithstanding the foregoing provisions of this Section 7.2, if there is a Change of Control, as defined below, then all options outstanding shall become immediately exercisable.

For purposes of this Plan, a “Change of Control” shall mean the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Corporation to any “person” or “group” (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), (ii) any person or group, is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Corporation, including by way of merger, consolidation or otherwise or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by such Board of Directors whose nomination for election by the shareholders of the Corporation was approved by a vote of a majority of the directors of the Corporation, then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors, then in office.

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APPENDIX B

7.3	Options shall be exercisable, either all or in part, at any time after vesting. If less than all of the Shares included in the vested portion of any option are purchased, the remainder may be purchased, subject to the option’s terms, at any subsequent time prior to the expiration of the Option Period.

7.4	Except as set forth in Sections 8 and 9 hereof, no option may be exercised unless the optionee is at the time of such exercise an employee or director of, or consultant to, the Corporation or any of its subsidiaries and shall have continuously served in any one or more of such capacities since the grant of the option. Absence on leave, with the approval of the Independent Committee, shall not be considered an interruption of service for any purpose of the Plan.

7.5	The exercise of any option will be contingent upon receipt by the Corporation of payment for the full purchase price of the Shares being purchased in cash by way of certified cheque or bank draft or by way of proceeds of any loan made by the Corporation to the optionee pursuant to Section 10 hereof. No optionee or his or her legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Shares subject to an option under the Plan, unless and until certificates for such Shares are issued to him, her or them under the terms of the Plan.

7.6	No option granted under the Plan shall be an “incentive stock option” within the meaning of Code section 422.

8.	TERMINATION OF EMPLOYMENT

8.1	If an optionee ceases to be employed by, or provide services to, the Corporation or any of its subsidiaries for any reason (other than death), or shall receive notice from the Corporation or any of its subsidiaries of the termination of his or her employment or services (such optionee being referred to in this Section 8.1 as a “Former Optionee”), the Former Optionee may only exercise each option held, to the extent that it has vested and not been exercised before such termination, until the earlier of:

(a)	the date which is 30 days after the Former Optionee ceased to be employed by, or provide services to, the Corporation or any of its subsidiaries; and

(b)	the expiry of the Option Period for the option (the “Option Expiry Date”);

provided, however, that:

(c)	if the Former Optionee was a director of the Corporation or any of its subsidiaries, each option held will continue to be exercisable until the earlier of:

(i)	the date which is 12 months after the Former Optionee ceases to be such a director for any reason (other than death), and

(i)	the Option Expiry Date, and

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APPENDIX B

(d)	each option held may continue to be exercisable for such longer period than that provided for in this Section 8.1 if and as may be determined by the Independent Committee and any such determination by the Independent Committee may be made retroactively effective in order to reinstate the effectiveness of an option held by a Former Optionee that is otherwise rendered unexercisable pursuant to the other provisions of this Section 8.1; provided, however, that any such determination by the Independent Committee shall be subject to the following:

(i)	such determination shall be made within three months after the date that the Former Optionee ceased to be employed by, or provide services to, the Corporation or any of its subsidiaries;

(ii)	such determination shall be subject to applicable regulatory approvals; and

(iii)	such longer exercise period determined by the Independent Committee for any option shall not extend beyond the Option Expiry Date for such option.

9.	DEATH OF OPTIONEE

9.1	In the event of the death of an optionee while in service or in the post-termination period described in Section 8, each option theretofore granted to him or her shall be exercisable until the earlier of:

(a)	the expiry of the period within which the option may be exercised after such death, which period may be up to one year after such death and is to be specified in his or her option agreement, and

(b)	the Option Expiry Date;

provided, however, that the option is only exercisable in such event:

(c)	by the person or persons to whom the optionee’s rights under the option shall pass by the optionee’s will or by the laws of descent and distribution, and

(d)	to the extent that the option has vested and not been exercised prior to the Optionee’s death.

10.	LOANS TO EMPLOYEES

10.1	An interest free loan will be made available to optionees who are employees of the Corporation or any of its subsidiaries at the time the loan is made, the proceeds of which loan may only be used directly for the exercise of options granted under the Plan to the optionee.

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APPENDIX B

The optionee shall pledge the subject shares as security for timely repayment of the loan and the Corporation’s sole recourse for repayment and recovery of the loan shall be against the pledged shares. Until the loan is repaid, the pledged shares will be held by a trustee designated by the Corporation. The term of the loan shall be five years from the date of the loan, provided that the due date for the loan shall not in any event extend beyond that date which is ten years from the date of grant of the particular option, and, provided further, that the loan shall be repaid within 30 days of the earlier of the date upon which the optionee ceases to be an employee of the Corporation or any of its subsidiaries for any reason (other than death), or the date upon which the optionee receives notice from the Corporation or any of its subsidiaries of the termination of his or her employment. If the option has not been exercised by the optionee prior to his or her death, the loan provisions shall not be available for the exercise of the option pursuant to Section 9 hereof after his or her death.

11.	INTENTIONALLY OMITTED

12.	OPTION AGREEMENT

12.1	Upon the grant of an option to an optionee, the Corporation and the optionee shall enter into an option agreement setting out the number of optioned Shares granted to the optionee and incorporating the terms and conditions of the Plan and any other requirements of regulatory bodies having jurisdiction over the securities of the Corporation and such other terms and conditions as the Independent Committee may determine are necessary or appropriate, subject to the Plan’s terms.

13.	ADJUSTMENT IN SHARES SUBJECT TO THE PLAN

13.1	The option exercise price and the number of Shares to be purchased by an optionee upon the exercise of an option will be adjusted, with respect to the then unexercised portion thereof, by the Independent Committee from time to time (on the basis of such advice as the Independent Committee considers appropriate, including, if considered appropriate by the Independent Committee, a certificate of auditors of the Corporation) in the event and in accordance with the provisions and rules set out in this Section 13. Any dispute that arises at any time with respect to any adjustment pursuant to such provisions and rules will be conclusively determined by the Independent Committee, and any such determination will be binding on the Corporation, the optionee and all other affected parties.

(a)	In the event that a dividend is declared upon the Shares payable in Shares (other than in lieu of dividends paid in the ordinary course), the number of Shares then subject to any option shall be adjusted by adding to each such Share the number of Shares which would be distributable thereon if such Share had been outstanding on the date fixed for determining shareholders entitled to receive such stock dividend.

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APPENDIX B

(b)	In the event that the outstanding Shares are changed into or exchanged for a different number or kind of Shares or other securities of the Corporation or of another corporation, whether through an arrangement, amalgamation or other similar procedure or otherwise, or a share recapitalization, subdivision or consolidation, then there shall be substituted for each Share subject to any option the number and kind of Shares or other securities of the Corporation or another corporation into which each outstanding Share shall be so changed or for which each such Share shall be exchanged.

(c)	In the event that there is any change, other than as specified above in this Section 13, in the number or kind of outstanding Shares or of any securities into which such Shares shall have been changed or for which they shall have been exchanged, then, if the Independent Committee, in its sole discretion, determines that such change equitably requires an adjustment to be made in the number or kind of Shares, such adjustment shall be made by the Independent Committee and be effective and binding for all purposes.

(d)	In the event that the Corporation distributes by way of a dividend, or otherwise, to all or substantially all holders of Shares, property, evidences of indebtedness or shares or other securities of the Corporation (other than Shares) or rights, options or warrants to acquire Shares or securities convertible into or exchangeable for Shares or other securities or property of the Corporation, other than as a dividend in the ordinary course, then, if the Independent Committee, in its sole discretion, determines that such action equitably requires an adjustment in the option exercise price or number of Shares subject to any option, or both, such adjustment shall be made by the Independent Committee and shall be effective and binding for all purposes.

13.2	In the case of any such substitution or adjustment as provided for in this Section 13, the exercise price in respect of each option for each Share covered thereby prior to such substitution or adjustment will be proportionately and appropriately varied, such variation shall generally require that the number of Shares or securities covered by the option after the relevant event multiplied by the varied option exercise price be equal to the number of Shares covered by the option prior to the relevant event multiplied by the original option exercise price.

13.3	No adjustment or substitution provided for in this Section 13 shall require the Corporation to issue a fractional share in respect of any option. Fractional shares shall be eliminated.

13.4	The grant of an option shall not affect in any way the right or power of the Corporation to effect adjustments, reclassifications, reorganizations, arrangements or changes of its capital or business structure, or to amalgamate, merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

14.	TRANSFERABILITY

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APPENDIX B

14.1	All benefits, rights and options accruing to any optionee in accordance with the terms and conditions of the Plan shall not be assignable other than as specifically provided in Section 9 in the event of the death of the optionee. During the lifetime of an optionee, all benefits, rights and options shall not be transferable and may only be exercised by the optionee.

15.	EMPLOYMENT

15.1	Nothing contained in the Plan shall confer upon any optionee any right with respect to employment or continuance of employment with, or the provision of services to, the Corporation or any of its subsidiaries, or interfere in any way with the right of the Corporation or any of its subsidiaries to terminate the optionee’s employment or services at any time. Participation in the Plan by an optionee is voluntary.

16.	RECORD KEEPING

16.1	The Corporation shall maintain a register in which shall be recorded:

(a)	the name and address of each optionee; and

(b)	the number of Shares subject to an option granted to an optionee and the number of Shares subject to the option remaining outstanding.

17.	SECURITIES REGULATION AND TAX WITHHOLDING

17.1	Where the Independent Committee determines it is necessary or desirable to effect exemption from registration or distribution of the Shares under securities laws applicable to the securities of the Corporation, an optionee shall be required, upon the acquisition of any Shares pursuant to the Plan, to acquire the Shares with investment intent (i.e., for investment purposes) and not with a view to their distribution, and to present to the Independent Committee an undertaking to that effect in a form acceptable to the Independent Committee. The Board of Directors and the Independent Committee may take such other action or require such other action or agreement by such optionee as may from time to time be necessary to comply with applicable securities laws. This provision shall in no way obligate the Corporation to undertake the registration or qualification of any options or the Shares under any securities laws applicable to the securities of the Corporation.

17.2	The Board of Directors and the Corporation may take all such measures as they deem appropriate to ensure that the Corporation’s obligations under the withholding provisions under income and tax laws applicable to the Corporation and other provisions of applicable laws are satisfied with respect to the issuance of Shares pursuant to the Plan or the grant or exercise of options under the Plan, including retention of Shares that would otherwise be issued to the optionee or requiring the optionee to fund the amount required to be withheld.

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APPENDIX B

17.3	Issuance, transfer or delivery of certificates for Shares purchased pursuant to the Plan may be delayed, at the discretion of the Independent Committee, until the Independent Committee is satisfied that the applicable requirement of securities and income tax laws have been met.

18.	AMENDMENT AND TERMINATION

18.1	The Board of Directors reserves the right to amend or to terminate the Plan at any time if and when it is advisable in the absolute discretion of the Board of Directors; provided, however, that no such amendment or termination shall adversely affect any outstanding options granted under the Plan without the consent of the optionee. Furthermore, to the extent any amendment would require shareholder approval under Code section 162(m), such amendment shall be effective upon the required approval of the shareholders of the Corporation. Any amendment to the Plan shall also be subject to any necessary approvals of any stock exchange or regulatory body having jurisdiction over the securities of the Corporation and, where applicable, shareholders approval.

18.2	Subject to regulatory approval, where applicable, the Independent Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any option theretofore granted, prospectively or retroactively; provided, however, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any optionee or any holder or beneficiary of any option theretofore granted shall not to that extent be effective without the consent of the affected optionee, holder or beneficiary.

19.	NO REPRESENTATION OR WARRANTY

19.1	The Corporation makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of the Plan.

20.	NECESSARY APPROVALS

20.1	The obligation of the Corporation to issue and to deliver any Shares in accordance with the Plan is subject to any necessary or desirable approval of any regulatory authority having jurisdiction over the securities of the Corporation. If any Shares cannot be issued to any optionee for whatever reason, the obligation of the Corporation to issue such Shares shall terminate and any option exercise price paid to the Corporation shall be returned to the optionee.

21.	GENERAL PROVISIONS

21.1	Nothing contained in the Plan shall prevent the Corporation or any subsidiary thereof from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

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APPENDIX B

21.2	The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any option agreement shall be determined in accordance with the laws of the State of New York.

21.3	If any provision of the Plan or any option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or option, or would disqualify the Plan or any option under any law deemed applicable by the Independent Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Independent Committee, materially altering the intent of the Plan or the option, such provision shall be stricken as to such jurisdiction, person or option and the remainder of the Plan and any such option shall remain in full force and effect.

21.4	Neither the Plan nor any option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or any subsidiary thereof and an optionee or any other person.

21.5	Headings are given to the Sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

22.	TERM OF THE PLAN

22.1	The Plan shall be effective as of the date of its approval by the shareholders of the Corporation, subject to receipt of all necessary regulatory approvals.

22.2	No option shall be granted under the Plan after June 10, 2007. Unless otherwise expressly provided in the Plan or in an applicable option agreement, any option granted hereunder may, and the authority of the Board of Directors or the Independent Committee to amend, alter, adjust, suspend, discontinue, or terminate any such option or to waive any conditions or rights under any such option shall, continue after June 10, 2007.

11

GOLDEN STAR RESOURCES LTD.
ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS — MAY 20, 2004
PROXY
THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION

The undersigned holder of common shares in the capital stock of Golden Star Resources Ltd. (the “Company”) hereby nominates and appoints Peter J. Bradford, President and Chief Executive Officer of the Company, or failing him, Allan J. Marter, Senior Vice President, Chief Financial Officer and Secretary of the Company, or instead of them or any of them,           , as the proxy of the undersigned to attend, act and vote in respect of all common shares registered in the name of the undersigned at the Annual General and Special Meeting (the “Meeting”) of shareholders of the Company to be held at 2:00 p.m. (Toronto time) on Thursday, May 20, 2004 in the Gallery Facility, at the Toronto Stock Exchange Broadcast and Conference Centre, 2130 King Street West, in Toronto, Ontario, Canada M5J 1E3, and at any and all adjournments thereof. Without limiting the general powers hereby conferred, the said proxy is directed to vote as follows, provided that, if no choice is specified herein, or if any instructions given are not clear, the shares shall be voted as if the shareholder had specified an affirmative vote:

1.	To elect the following persons as directors of the Company:

James E. Askew	For	☐	Withhold	☐
Peter J. Bradford	For	☐	Withhold	☐
David K. Fagin	For	☐	Withhold	☐
Ian MacGregor	For	☐	Withhold	☐
Lars-Eric Johansson	For	☐	Withhold	☐
Michael P. Martineau	For	☐	Withhold	☐

2.	To ratify, confirm and approve the Shareholder Protection Rights Plan.

For	☐	Against	☐

3.	To approve the amendments to the Company’s Amended and Restated 1997 Stock Option Plan, as more particularly set out in the management information circular for the Meeting.

For	☐	Against	☐

4.	To appoint PricewaterhouseCoopers LLP as the auditors of the Company and to authorize the Board of Directors to fix the auditors’ remuneration:

For	☐	Withhold	☐

     The undersigned hereby revokes any instrument of proxy heretofore given with reference to the said meeting or any adjournment thereof.

     The proxyholder may in his discretion vote with respect to amendments or variations to matters identified in the Notice of Meeting or to other matters which may properly come before the meeting or any adjournment thereof.

DATED this                     day of                    , 2004.

Signature

Name of shareholder (Please Print)

Address

Number of common shares held

(PLEASE SEE NOTES ON REVERSE SIDE)

NOTES

1.	The shares represented by this proxy will be voted in accordance with the instructions given herein. IF NO CHOICE IS SPECIFIED HEREIN, OR IF ANY INSTRUCTIONS GIVEN ARE NOT CLEAR, THE SHARES SHALL BE VOTED AS IF THE SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE, ALL IN THE SAME MANNER AND TO THE SAME EXTENT AS THE SHAREHOLDER COULD DO IF THE SHAREHOLDER WERE PERSONALLY PRESENT AT THE MEETING.

2.	A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN THE PERSON DESIGNATED IN THIS PROXY TO ATTEND AND ACT FOR THE SHAREHOLDER AND ON THE SHAREHOLDER’S BEHALF AT THE MEETING. Such right may be exercised by printing in the space provided the name of the person to be appointed, in which case only the person so named may vote the shares at the meeting.

3.	This proxy will not be valid unless it is dated and signed by the shareholder or the shareholder’s attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney of the corporation, and ceases to be valid one year from its date. If the proxy is executed by an attorney for an individual shareholder or by an officer or an attorney of a corporate shareholder, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof, must accompany the proxy instrument.

4.	To be effective, the instrument of proxy must be received by 2:00 p.m. (Toronto time) on Tuesday, May 18, 2004 at the address set forth in the accompanying return envelope (Attention: Proxy Department, CIBC Mellon Trust Company, #6, 200 Queens Quay East, Toronto, Ontario, Canada M5A 4K9).